As filed with the U.S. Securities and Exchange Commission on April 17, 2020

Securities Act Registration No. 333-72511

Investment Company Act File No. 811-09237

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 32	☒

and

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 34	☒

CALAMOS ADVISORS TRUST

(Registrant)

2020 Calamos Court

Naperville, Illinois 60563

Telephone Number: 630-245-7200

John P. Calamos, Sr.

Calamos Advisors LLC

2020 Calamos Court

Naperville, Illinois 60563

(Name and Address of Agent for Service)

With Copies to:

Paulita A. Pike Ropes & Gray LLP 191 North Wacker Drive, 32nd Floor Chicago, Illinois 60606	Rita Rubin Ropes & Gray LLP 191 North Wacker Drive, 32nd Floor Chicago, Illinois 60606

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 29, 2020 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on pursuant to paragraph (a)(2) of Rule 485
☐	on pursuant to paragraph (a)(3) of Rule 485

Amending Parts A, B and C, and filing exhibits

CALAMOS® ADVISORS TRUST

CALAMOS GROWTH AND

INCOME PORTFOLIO

Prospectus

April 29, 2020

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Portfolio that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

An investment in the Portfolio is not a bank deposit, is not FDIC-insured, and may lose value.

The Securities and Exchange Commission has not approved or disapproved the Portfolio’s shares as an investment or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1

Investment Objective

Calamos Growth and Income Portfolio’s investment objective is high long-term total return through growth and current income.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s shares can be purchased by Retirement Plans and by separate accounts of Participating Insurance Companies offering Variable Contracts. The Portfolio’s shares are not offered directly to the public. The tables below do not reflect the expenses of your Variable Contract or Retirement Plan. Please read the Variable Contract’s or Retirement Plan’s disclosure documents to obtain that information.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.75%
Distribution and/or Service Fees (12b-1)	0.00%
Other Expenses	0.60%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses	1.36%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested and that the Portfolio’s operating expenses remain the same. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$138	$431	$744	$1,635

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 21.4% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in a diversified portfolio of convertible (including synthetic convertible), equity and fixed-income securities of U.S. companies without regard to market capitalization. In pursuing its investment objective, the Portfolio attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and reward in terms of growth and income.

A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument and a security providing an option on an equity security. The Portfolio may establish a synthetic convertible instrument by combining fixed-income securities (which may be either convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, the Portfolio may combine a basket of fixed-income securities with a basket of warrants or options that together produce economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Portfolio may invest up to 25% of its net assets in foreign equity securities. Foreign securities are securities issued by issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Portfolio may also invest in foreign securities that are represented in the United States securities markets by American Depositary Receipts (“ADRs”) or similar depositary arrangements. The Portfolio’s foreign debt investments can be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the “full faith and credit” of that government.

The Portfolio attempts to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds and/or convertible securities, to achieve what the Portfolio’s investment adviser believes to be an appropriate blend for the then-current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions. The average term to maturity of the convertible and fixed-income securities purchased by the Portfolio will typically range from two to ten years. Interest rate changes normally have a greater effect on prices of longer-term bonds than shorter-term bonds. The Portfolio’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes. Consistent with the Portfolio’s investment objective and principal investment strategies, the Portfolio’s investment adviser views such strategies as low volatility equity strategies and attempts to achieve equity-like returns with lower than equity market risk by managing a portfolio that it believes will exhibit less volatility over full market cycles.

Principal Risks

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective. The risks associated with an investment in the Portfolio can increase during times of significant market volatility. Your investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Portfolio include:

•

American Depositary Receipts Risk — The stocks of most foreign companies that trade in the U.S. markets are traded as ADRs. U.S. depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a U.S. exchange, the risks inherently associated with foreign investing still apply to ADRs.

•

Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

•	Debt Securities Risk — Debt securities are subject to various risks, including interest rate risk, credit risk and default risk.

•

Interest Rate Risk — The value of debt securities generally decreases in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term debt securities than shorter term debt securities. Recent fixed-income market events, including increases in volatility and interest rates, may expose the Portfolio to heightened interest rate risk and volatility.

•

Credit Risk — A debt security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. If the Portfolio holds securities that have been downgraded, or that default on payment, the Portfolio’s performance could be negatively affected.

•

Default Risk — A company that issues a debt security may be unable to fulfill its obligation to repay principal and interest. The lower a bond is rated, the greater its default risk. To the extent the Portfolio holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

•

Equity Securities Risk — The securities markets are volatile, and the market prices of the Portfolio’s securities may decline generally. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline.

•

Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulations, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•

Forward Foreign Currency Contract Risk — Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Portfolio may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Portfolio’s holdings.

•

Growth Stock Risk — Growth securities typically trade at higher multiples of current earnings than other securities and, therefore, may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

•

High Yield Securities Risk — High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered speculative primarily with respect to the issuer’s continuing ability to make principal and interest payments.

•

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

•	Market Risk — The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security, including those held by the Portfolio.

•

Options Risk — The Portfolio’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the options market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Portfolio’s ability to utilize options successfully will depend on the ability of the Portfolio’s investment adviser to predict pertinent market movements, which cannot be assured.

•

Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•

Rule 144A Securities Risk — Some securities in which the Portfolio invests, such as convertible and debt securities, may only be sold to qualified institutional buyers, such as the Portfolio, pursuant to Rule 144A under the Securities Act of 1933. Under the supervision of its board of trustees, the Portfolio will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Portfolio’s assets invested in illiquid securities would increase. Typically, the Portfolio purchases Rule 144A Securities only if the Portfolio’s adviser has determined them to be liquid. If any Rule 144A Security held by the Portfolio should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

•

Securities Lending Risk — The Portfolio may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Portfolio. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. In the event of bankruptcy or other default of a borrower of portfolio securities, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s securities lending agent monitors, and reports to Calamos Advisors on, the creditworthiness of the firms to which the Portfolio lends securities. The Portfolio may also experience losses as a result of a diminution in value of its cash collateral investments.

•

Small and Mid-Sized Company Risk — Small and mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of small and mid-sized company stocks tend to be more volatile than prices of large company stocks.

•

State Regulation Risk — Certain states have regulations or guidelines concerning concentration of investments and other investment techniques that, if applied to the Portfolio, may limit its ability to engage in certain techniques and to manage its investments with the flexibility described herein and in the Statement of Additional Information.

•

Synthetic Convertible Instruments Risk — The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

•

Tax Risk — The Portfolio may invest in convertible securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult for the Portfolio to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Portfolio’s investments or the tax treatment of the income or gain from such investments were successfully challenged by the IRS. Any such failure to comply with the rules applicable to regulated investment companies would render Variable Contracts supported by accounts invested in the Portfolio ineligible for tax deferral.

Portfolio Performance

The following bar chart and table indicate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and how the Portfolio’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect sales loads and fees associated with any insurance contract for which the Portfolio is an investment option. If it did, returns would be lower than those shown. As always, please note that the Portfolio’s past performance cannot predict how it will perform in the future.

Annual Total Returns for Years Ended 12.31

Highest Quarterly Return:	11.43% (3.31.19)	Lowest Quarterly Return:	-12.06% (12.31.18)

Average Annual Total Returns as of 12.31.19

The following table shows how the Portfolio’s average annual performance for the one-, five- and ten-year periods ended December 31, 2019 and since the Portfolio’s inception compared with broad measures of market performance. “Since Inception” returns shown for each index are returns since the Portfolio’s inception, or since the nearest subsequent month end when comparative index data is available only for full monthly periods.

	One Year	Five Year	Ten Year	Since 5/19/99 Life of Portfolio
Growth and Income Portfolio	25.56%	8.32%	8.21%	7.50%
S&P 500 Index	31.49%	11.70%	13.56%	6.37%
ICE BofA All U.S. Convertibles EX Mandatory Index	22.89%	9.23%	10.59%	7.69%

The ICE BofA All U.S. Convertibles EX Mandatory Index represents the U.S. convertible market excluding mandatory convertibles. The ICE BofA All U.S. Convertibles EX Mandatory Index is provided to show how the Portfolio’s performance compares with the returns of an index of securities similar to those in which the Portfolio invests.

Investment Adviser

CALAMOS ADVISORS LLC

Portfolio Manager/Portfolio Title (If Applicable)	Portfolio Manager Experience in the Portfolio	Primary Title with Investment Adviser

John P. Calamos, Sr. (President, Chairman)	since Portfolio’s inception	Founder, Chairman and Global CIO

R. Matthew Freund	3.5 years	SVP, Sr. Co-Portfolio Manager

John Hillenbrand	16 years	SVP, Sr. Co-Portfolio Manager

Eli Pars	6 years	SVP, Sr. Co-Portfolio Manager

Jon Vacko	16 years	SVP, Sr. Co-Portfolio Manager

Joe Wysocki	5 years	SVP, Co-Portfolio Manager

Tax Information

Shares of the Portfolio are owned by separate accounts of Participating Insurance Companies or by Retirement Plans. As the owner of a Variable Contract or as a participant in a Retirement Plan, you do not own the Portfolio’s shares directly; therefore, the Portfolio’s distributions are not likely to affect your tax situation. However, the separate accounts, in which you own a Variable Contract, may be affected by Portfolio distributions. Tax consequences to Variable Contract holders and Retirement Plan participants are described in the separate prospectuses or the governing documents issued by the Participating Insurance Companies and Retirement Plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you invest in the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio Information

The Calamos® Growth and Income Portfolio (the “Portfolio”) is a portfolio of the Calamos Advisors Trust (the “Trust”). The Trust offers the Portfolio’s shares to certain life insurance companies (“Participating Insurance Companies”) for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts (together, “Variable Contracts”). The Trust may also offer the Portfolio to certain pension plans and retirement arrangements and accounts permitting accumulation of funds on a tax-advantaged basis (“Retirement Plans”). The Portfolio’s shares are not offered directly to the public.

Additional Information About Investment Strategies and Related Risks

What are the Principal Strategies of the Portfolio?

The Portfolio invests primarily in a diversified portfolio of convertible (including synthetic convertible instruments), equity and fixed-income securities of U.S. companies without regard to market capitalization.

In pursuing its investment objective, the Portfolio attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and return in terms of growth and income. As part of these strategies, an in-depth proprietary analysis is employed on an issuing company and its securities. At the portfolio level, risk management tools are also used, such as diversification across companies, sectors and industries to achieve a risk-return profile suitable for the Portfolio’s objective.

A synthetic convertible security is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument and a security providing an option on an equity security. The Portfolio may establish a synthetic convertible security by combining fixed-income securities (which may be either convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, the Portfolio may combine a basket of fixed-income securities with a basket of warrants or options that together produce economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Portfolio may invest up to 25% of its net assets in foreign equity securities. Foreign securities are securities issued by issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Portfolio may also invest in foreign securities that are represented in the United States securities markets by ADRs or similar depositary arrangements. The Portfolio’s foreign debt investments can be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the “full faith and credit” of that government.

The Portfolio attempts to keep a consistent balance between risk and return over the course of different market cycles, through various combinations of stocks, bonds and/or convertible securities, to achieve what the investment adviser believes to be an appropriate blend for the then-current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions. The average term to maturity of the convertible and fixed-income securities purchased by the Portfolio will typically range from two to ten years. The equity securities purchased by the Portfolio will typically be issued by U.S. companies from across the capitalization spectrum.

In response to market, economic, political, or other conditions, the Portfolio may temporarily invest for defensive purposes. If the Portfolio does so, different factors could affect the Portfolio’s performance, and the Portfolio may not achieve its investment objective.

What Types of Securities may be held in the Portfolio?

American Depositary Receipts.    The stocks of most foreign companies that trade in the U.S. markets are traded as ADRs. U.S. depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore, while purchasing a security on a U.S. exchange, the risks inherently associated with foreign investing still apply to ADRs.

Convertible Securities.    Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the issuer’s common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.

Many convertible securities are issued with a “call” feature that allows the issuer of the security to choose when to redeem the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Portfolio. Conversely, certain convertible debt securities may provide a “put option,” which entitles the Portfolio to make the issuer redeem the security at a premium over the stated principal amount of the debt security.

Equity Securities.    Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants and rights. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the financial success or failure of any company in which it has an equity interest.

Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.

Foreign Securities.    The Portfolio may invest up to 25% of its net assets in foreign securities. A foreign security is a security issued by a foreign government or a company organized under the laws of a foreign country. The Portfolio may also invest in securities of foreign issuers through sponsored depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”). Investments in foreign securities represented by ADRs are counted toward the Portfolio’s 25% limitation on investments in foreign securities. International investing allows the Portfolio to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

Forward Foreign Currency Contracts.    Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Portfolio may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Portfolio’s holdings. The Portfolio’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at attractive prices, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Currency transactions are also subject to the risk that the other party in the transaction will default on its contractual obligation, which would deprive the Portfolio of unrealized profits or force the Portfolio to cover its commitments for purchase or sale of a currency, if any, at the current market price. If the Portfolio enters into a forward foreign currency contract, its custodian will segregate liquid assets of the Portfolio having a value equal to the Portfolio’s commitment under such forward contract from day to day, except to the extent that the Portfolio’s forward contract obligation is covered by liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract.

High Yield Fixed-Income Securities (Junk Bonds).    The Portfolio may invest without limit in convertible and non-convertible debt securities commonly known as “junk bonds” that are rated BB or lower by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies, or Ba or lower by Moody’s Investor Services, Inc., or that are not rated but are considered by the investment adviser to be of similar quality. The Portfolio will not, however, purchase a security rated below C. If a debt security were downgraded to below a C rating subsequent to the Portfolio’s investment in the security, the investment adviser would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders.

Rule 144A Securities.    Some securities in which the Portfolio invests, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933, pursuant to Rule 144A thereunder. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Portfolio. Under the supervision of the Portfolio’s board of trustees, the Portfolio’s investment adviser will determine whether Rule 144A Securities are illiquid. Typically, the Portfolio purchases Rule 144A Securities only if the Portfolio’s investment adviser has determined them to be liquid.

Synthetic Convertible Instruments.    A “synthetic” convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security — that is, fixed-income securities (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Portfolio may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Portfolio may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately, and at different times.

What are the Principal Risks of Investing in the Portfolio?

American Depositary Receipts Risk.    The stocks of most foreign companies that trade in the U.S. markets are traded as ADRs. U.S. depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore, while purchasing a security on a U.S. exchange, the risks inherently associated with foreign investing still apply to ADRs.

Convertible Securities Risk.    The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security’s investment value increases as prevailing interest rate levels decline. However, a convertible security’s market value will also be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. A convertible security’s conversion value tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases.

As the market price of the underlying common stock declines such that the conversion value is substantially below the investment value of the convertible security, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock.

If the market price of the underlying common stock increases to a point where the conversion value approximates or exceeds the investment value, the price of the convertible security tends to be influenced more by the market price of the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders. Consequently, the issuer’s convertible securities entail less risk than its common stock.

Cybersecurity Risk.    Investment companies, such as the Portfolio, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to a fund and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, “ransomware” that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Portfolio or the Portfolio’s investment adviser, custodian, transfer agent, distributor, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Portfolio or the companies in which the Portfolio invests, causing the Portfolio’s investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner.

Debt Securities Risk.    Debt securities are subject to various risks, including interest rate risk, credit risk and default risk.

Interest Rate Risk.    Interest rate risk is the risk that the Portfolio’s investments in debt securities will decrease in value as a result of an increase in interest rates. Generally, there is an inverse relationship between the value of a debt security and interest rates. Therefore, the value of debt securities generally decrease in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term debt securities than shorter-term debt securities. Recent fixed-income market events, including changes in interest rates by the Federal Reserve Board, may subject the Portfolio to heightened interest rate risk as a result of a rise in interest rates. In addition, the Portfolio is subject to the risk that interest rates may exhibit increased volatility, which could cause the Portfolio’s net asset value to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the Portfolio’s return. Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Due to the recency of this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Portfolio or the financial instruments in which the Portfolio invests cannot yet be determined.

Credit Risk.    Credit risk is the risk that a debt security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities.

Default Risk.    Default risk refers to the risk that a company that issues a debt security will be unable to fulfill its obligation to repay principal and interest. The lower a bond is rated, the greater its default risk. To the extent the Portfolio holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

Equity Securities Risk.    Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Foreign Securities Risk.    There are special risks associated with investing in foreign securities that are not typically associated with investing in U.S. securities. These risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. Other risks of investing in foreign securities include: less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards, and less liquidity in foreign markets than in U.S. markets.

Forward Foreign Currency Contract Risk.    Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Portfolio may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Portfolio’s holdings. The Portfolio’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at attractive prices, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Currency transactions are also subject to the risk that the other party in the transaction will default on its contractual obligation, which would deprive the Portfolio of unrealized profits or force the Portfolio to cover its commitments for purchase or sale of a currency, if any, at the current market price. If the Portfolio enters into a forward foreign currency contract, its custodian will segregate liquid assets of the Portfolio having a value equal to the Portfolio’s commitment under such forward contract from day to day, except to the extent that the Portfolio’s forward contract obligation is covered by liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract.

Growth Stock Risk.    Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other securities. Growth securities also may be more volatile because growth companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can lessen the decreases in stock prices in a falling market. A company may never achieve the earnings expansion the Portfolio anticipates.

High Yield Fixed-Income Securities (Junk Bonds) Risk.    The Portfolio’s investment in junk bonds entails a greater risk than an investment in higher-rated securities. Although junk bonds typically pay higher interest rates than investment-grade bonds, there is a greater likelihood that the company issuing the junk bond will default on interest and principal payments. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets to repay them. Junk bonds are also more sensitive to adverse economic changes or individual corporate developments than higher quality bonds. During a period of adverse economic changes, including a period of rising interest rates, companies issuing junk bonds may be unable to make principal and interest payments.

Liquidity Risk.    Liquidity risk exists when particular investments are difficult to purchase or sell. The Portfolio’s investments in illiquid securities, including Rule 144A Securities, may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk.    The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the stock market, it is possible your investment may lose value regardless of the individual results of the companies in which the Portfolio invests.

Market Disruption Risk.    Certain events have a disruptive effect on securities markets, including but not limited to, terrorist attacks, war and other geopolitical events or catastrophes. The Portfolio’s investment adviser cannot predict the effect of similar events in the future on the U.S. or international economies. Certain securities such as high yield and equity securities tend to be impacted more than other types of securities by these events in terms of price and volatility.

Options Risk.    There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Portfolio’s ability to utilize options successfully will depend on the investment adviser’s ability to predict pertinent market movements, which cannot be assured.

The Portfolio’s ability to close out its position as a purchaser or seller of an Options Clearing Corporation or exchange-listed put or call option is dependent, in part, upon the liquidity of the options market. If the Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option to realize any profit or the option would expire and become worthless. If the Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Portfolio foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the options markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets until the next trading day.

Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter option. As a result, if the counterparty fails to make or take delivery of the security or other instrument underlying an over-the-counter option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the investment adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the over-the-counter option will be satisfied.

The Portfolio may also purchase or write over-the-counter put or call options, which involves risks different from, and possibly greater than, the risks associated with exchange-listed put or call options. In some instances, over-the-counter put or call options may expose the Portfolio to the risk that a counterparty may be unable to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument. In addition, the Portfolio may be exposed to a risk that losses may exceed the amount originally invested.

Portfolio Selection Risk.    Whether the Portfolio achieves its investment objective is significantly impacted by whether the Portfolio’s investment adviser is able to choose suitable investments for the Portfolio. The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Recent Market Events.    In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars, terror attacks and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates.

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 had, until the recent coronavirus outbreak, generally subsided, uncertainty and periods of volatility still remained, and risks to a robust resumption of growth persisted. Federal Reserve policy, including with respect to certain interest rates may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Portfolio’s performance or impair the Portfolio’s ability to achieve its investment objective.

In June 2016, the United Kingdom approved a referendum to leave the European Union (“EU”) (“Brexit”). On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the EU. The withdrawal agreement entered into between the United Kingdom and the EU entered into force on January 31, 2020, at which time the United Kingdom ceased to be a member of the EU. Following the withdrawal, there will be an eleven-month transition period, ending in December 31, 2020, during which the United Kingdom will negotiate its future relationship with the EU. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe. There is considerable uncertainty about the potential consequences for Brexit, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react, and as this process unfolds, markets may be further disrupted. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the EU may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the EU.

A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

As a result of political and military actions undertaken by Russia, the U.S. and the EU have instituted sanctions against certain Russian officials and companies. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of

Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia.

In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Widespread disease and virus epidemics, such as the recent coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Portfolio’s investments.

Rule 144A Securities Risk.    The Portfolio may invest without limit in Rule 144A Securities. Under the supervision of the Trust’s board of trustees, the Portfolio’s investment adviser will determine whether securities purchased under Rule 144A are illiquid. The Portfolio is restricted to investing no more than 10% of its total assets in securities that are illiquid (that is, not readily marketable) at the time of purchase. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percent of the Portfolio’s assets invested in illiquid securities would increase. Typically, the Portfolio purchases Rule 144A Securities only if the Portfolio’s investment adviser has determined them to be liquid. If any Rule 144A Security held by the Portfolio should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Securities Lending Risk.    The Portfolio may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Portfolio. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. In the event of bankruptcy or other default of a borrower of portfolio securities, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s securities lending agent monitors, and reports to the Portfolio’s investment adviser on, the creditworthiness of the firms to which the Portfolio lends securities. The Portfolio may also experience losses as a result of a diminution in value of its cash collateral investments.

Small and Mid-Sized Company Risk.    Small and mid-sized company stocks historically have been subject to greater investment risk than large company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of such company stocks tend to be more volatile than prices of large company stocks. Further, the prices of these company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

State Regulation Risk.    The Portfolio is sold to the separate accounts of Participating Insurance Companies offering Variable Contracts that are sold in a number of jurisdictions. Certain states have regulations or guidelines concerning concentration of investments and other investment techniques. If applied to the Portfolio, the Portfolio may be limited in its ability to engage in certain techniques and to manage its investments with the flexibility described herein and in the Statement of Additional Information. In order to permit the Portfolio to be available under Variable Contracts sold in certain states, the Portfolio may make commitments that are more restrictive than the investment policies and limitations described herein and in the Statement of Additional Information. If the investment adviser determines that such a commitment is no longer in the Portfolio’s best interest, the commitment may be revoked by terminating the availability of the Portfolio to Variable Contract owners residing in such states.

Synthetic Convertible Instruments Risk.    The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Tax Risk.    The Portfolio may invest in convertible securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Portfolio to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Portfolio’s investments or the tax treatment of the income or gain from such investments were successfully challenged by the IRS. Any such failure to comply with the rules applicable to regulated investment companies would render Variable Contracts supported by accounts invested in the Portfolio ineligible for tax deferral.

What are the Portfolio’s Policies and Procedures Regarding the Disclosure of Portfolio Securities?

A description of the policies and procedures with respect to the disclosure of the Portfolio’s securities holdings is available in the Portfolio’s Statement of Additional Information.

Management of the Portfolio

The Portfolio’s investments are managed by its investment adviser, CALAMOS ADVISORS LLC (“CALAMOS ADVISORS”), 2020 Calamos Court, Naperville, Illinois. CALAMOS ADVISORS is a wholly owned subsidiary of Calamos Investments LLC (“CILLC”). Calamos Asset Management, Inc. (“CAM”) is the sole manager of CILLC and a wholly owned subsidiary of Calamos Partners LLC (“CPL”). As of December 31, 2019, approximately 22% of the outstanding interests of CILLC was owned by CAM and the remaining approximately 78% of CILLC was owned by CPL. CPL was owned by Calamos Family Partners, Inc. (“CFP”), John P. Calamos, Sr., and John S. Koudounis. CFP was owned by members of the Calamos family, including John P. Calamos, Sr.

Subject to the overall authority of the Portfolio’s board of trustees, CALAMOS ADVISORS furnishes continuous investment supervision and management to the Portfolio under a management agreement and also furnishes office space, equipment and management personnel. For these services, the Portfolio pays CALAMOS ADVISORS a fee based on average daily net assets, which is accrued daily and paid monthly. The fee paid by the Portfolio for the most recent fiscal year was at the annual rate of 0.75% of average daily net assets. Each Variable Contract imposes its own charges on owners of the Variable Contract, and Retirement Plans also may impose charges on participants in the Retirement Plan. These expenses are not described in this prospectus. Variable Contract owners and Retirement Plan participants should consult with the Variable Contract disclosure document or Retirement Plan information regarding these expenses.

With respect to the Portfolio’s investments in shares of Calamos Short-Term Bond Fund, Calamos Timpani Small Cap Growth Fund, and Calamos Timpani SMID Growth Fund, Calamos Advisors agrees to waive an amount equal to the portion of the advisory fee payable to Calamos Short-Term Bond Fund, Calamos Timpani Small Cap Growth Fund, or Calamos Timpani SMID Growth Fund, respectively, that is attributable to the Portfolio’s investment in Calamos Short-Term Bond Fund, Calamos Timpani Small Cap Growth Fund, and Calamos Timpani SMID Growth Fund, as applicable, based on daily net assets.

At a meeting held on July 9, 2019, the board of trustees unanimously approved the renewal of the management agreement for the Portfolio. A discussion regarding the basis for the approval by the board of trustees of the renewal of the management agreement for the Portfolio is available in the Portfolio’s most recent annual report to shareholders dated December 31, 2019.

Portfolio Managers

John P. Calamos, Sr. During the past five years, John P. Calamos, Sr. has been President and Trustee of the Calamos Advisors Trust (“Trust”) and for CALAMOS ADVISORS: Founder, Chairman and Global Chief Investment Officer (“Global CIO”) since August 2016; Chairman and Global CIO from April to August 2016; Chairman, Chief Executive Officer and Global Co-CIO between April 2013 and April 2016; Chief Executive Officer and Global Co-CIO between August 2012 and April 2013; and Chief Executive Officer and Co-CIO prior thereto.

R. Matthew Freund. R. Matthew Freund joined CALAMOS ADVISORS in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010.

John Hillenbrand. John Hillenbrand joined CALAMOS ADVISORS in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015 he was a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst.

Eli Pars. Eli Pars joined CALAMOS ADVISORS in May 2013 and has been Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012.

Jon Vacko. Jon Vacko joined CALAMOS ADVISORS in 2000 and has been a Sr. Co-Portfolio Manager since September 2015. Previously, he was a Co-Portfolio Manager from August 2013 to September 2015; prior thereto he was a Co-Head of Research and Investments from July 2010 to August 2013.

Joe Wysocki. Joe Wysocki joined CALAMOS ADVISORS in October 2003 and since March 2015 is a Co-Portfolio Manager. Previously, Mr. Wysocki was a sector head from March 2014 to March 2015. Prior thereto, he was a Co-Portfolio Manager from March 2013 to March 2014. Between February 2007 and March 2013 he was a senior strategy analyst.

The Portfolio’s statement of additional information provides additional information about the portfolio managers, including other accounts they manage, their ownership in the CALAMOS FAMILY OF FUNDS and their compensation.

Team Approach to Management. CALAMOS ADVISORS employs a “team of teams” approach to portfolio management, led by the Global CIO and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers, and Associate Portfolio Managers have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross team collaboration results in what we call our Team of Teams approach.

This Team of Teams approach is further reflected in the composition of CALAMOS ADVISORS’ Investment Committee, made up of the Global CIO, the Co-CIO team, and the Global Head of Trading. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

•	Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

•	Promotes collaboration between teams; and

•	Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•	Form the firm’s top-down macro view, market direction, asset allocation, and sector/country positioning.

•	Establish firm-wide secular and cyclical themes for review.

•	Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

•	Review firm-wide, portfolio and individual security liquidity constraints.

•	Evaluate firm-wide and portfolio investment performance.

•	Evaluate firm-wide and portfolio hedging policies and execution.

•	Evaluate enhancements to the overall investment process.

John P. Calamos, Sr. is responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. R. Matthew Freund, John Hillenbrand, Eli Pars, and Jon Vacko are each Sr. Co-Portfolio Managers, and Joe Wysocki is a Co-Portfolio Manager.

Shareholder Information

Purchasing Shares

Shares of the Portfolio are purchased by the separate accounts of Participating Insurance Companies or by Retirement Plans based on the instructions they receive from the Variable Contract holders or Retirement Plan participants. You cannot purchase Portfolio shares directly.

Selling Shares

Portfolio shares are sold by the separate accounts of Participating Insurance Companies or by Retirement Plans. Shares may be sold to generate cash to, among other things, pay a contract owner who requested a withdrawal or who terminated a contract.

The Portfolio reserves the right to honor any request for sale or repurchase by paying you with readily marketable securities, either in whole or in part. This is considered a “redemption-in-kind.” The Portfolio will choose these securities and value them in the same way as they are valued for purposes of computing the Portfolio’s net asset value (“NAV”). You may incur transaction expenses if you convert these securities to cash.

Valuing Shares

The Portfolio’s share price, or NAV, is determined as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) each day that the NYSE is open, in accordance with Rule 22c-1 of the Investment Company Act of 1940 (“1940 Act”). The NYSE is regularly closed on New Year’s Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.

The Portfolio’s NAV per share is calculated by dividing the value of all of the securities and other assets of the Portfolio, less its liabilities, by the number of Portfolio shares outstanding. Shares are purchased or sold at the NAV next determined after receipt of a purchase or sale order in good form.

The valuation of the Portfolio’s investments is in accordance with policies and procedures adopted by, and under the ultimate supervision of, the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Portfolio determines its NAV. Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Portfolio determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed-income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Excessive Trading

The Portfolio seeks to discourage abusive trading, which may include frequent trading or short-term trading. Abusive trading may interfere with the efficient management of the Portfolio, and may result in the Portfolio maintaining higher cash balances, utilizing a line of credit and engaging in additional Portfolio transactions. Increased Portfolio transactions and utilization of a line of credit could increase the Portfolio’s operating costs and decrease its investment performance. Maintenance of high cash balances could result in lower Portfolio investment performance during periods of rising markets.

The Portfolio discourages and does not accommodate frequent purchases and redemptions of the Portfolio’s shares. Because of the potentially harmful effects of abusive trading, the board of trustees has approved fair valuation pricing procedures to reduce the arbitrage opportunities in the Portfolio. The Portfolio has not implemented redemption fees or transfer limits in reliance on the abusive trading policies and procedures implemented and maintained by the Participating Insurance Companies that have entered into participation agreements with the Portfolio.

The Portfolio is sold exclusively as an underlying investment vehicle for insurance products offered to clients by Participating Insurance Companies. The Portfolio’s ability to monitor and discourage abusive trading practices is limited. The Portfolio monitors aggregate trades placed by the separate accounts of the Participating Insurance Companies. So as to combat abusive trading, the Participating Insurance Companies may impose surrender charges, transfer processing fees and may make other reasonable efforts to monitor abusive trading in all separate accounts. The Participating Insurance Companies will work in tandem with the Portfolio to restrict access to clients engaging in inappropriate trading activities. Although the Portfolio will take steps to detect and deter abusive trading, there are no assurances that these policies and procedures will be effective in limiting abusive trading in all circumstances. Please refer to your Variable Contract or insurance product prospectus for details about whether and how restrictions and limitations on trading activity may be applied to your account and how such trading activity is monitored.

Other Information

The Portfolio’s shares can be purchased by Retirement Plans and by separate accounts of Participating Insurance Companies offering Variable Contracts. Individual variable annuity and variable life insurance contract holders are not the “shareholders” of the Portfolio. Rather, the separate accounts of the Participating Insurance Companies are the shareholders of the Portfolio. You cannot directly purchase shares of the Portfolio.

CALAMOS ADVISORS and its affiliates, from their own resources, may make payments to certain intermediaries for administrative, marketing or distribution services. Please refer to the section entitled, “Payments to Intermediaries” in the Statement of Additional Information.

Please read the prospectus for the Variable Contract that you want to purchase to learn about purchasing a Variable Contract. The Portfolio assumes no responsibility for such prospectuses.

The Portfolio currently does not foresee any disadvantages to the holders of variable life insurance contracts and variable annuity contracts arising from the fact that the interests of the holders of such contracts may differ. Nevertheless, the board of trustees intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken.

Distributions and Taxes

Dividends and Capital Gains

The Portfolio intends to distribute to its shareholders substantially all of its net investment income and net realized capital gains. The Portfolio declares and pays dividends from net investment income quarterly, and pays any long-term capital gains annually.

Taxes

The Trust intends that the Portfolio will continue to qualify and be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and will meet the diversification requirements of Section 817(h) of the Code applicable to mutual funds underlying variable insurance products. For a discussion regarding what it means to qualify as a regulated investment company and a general discussion concerning some of the possible tax considerations associated with the operation of the Portfolio, please refer to the section entitled, “Taxation” in the Statement of Additional Information.

For a discussion of the taxation of the Participating Insurance Companies and separate accounts, as well as the tax treatment of the Variable Contracts and the owners thereof, see the disclosure documents for the Variable Contracts. For information regarding the taxation of Retirement Plans, as well as the participants thereunder, see the plan administrator and plan documents for the Retirement Plan.

PLEASE CONSULT WITH YOUR TAX ADVISOR REGARDING YOUR PARTICULAR TAX SITUATION.

Shares of the Portfolio are owned by separate accounts of Participating Insurance Companies or by Retirement Plans. As the owners of a Variable Contract or as a participant in a Retirement Plan, you do not own the Portfolio’s shares directly; therefore, the Portfolio’s distributions are not likely to affect your tax situation. However, the separate accounts, in which you own a Variable Contract, may be affected by Portfolio distributions. Tax consequences to Variable Contract holders and Retirement Plan participants are described in the separate prospectuses or the governing documents issued by the Participating Insurance Companies and Retirement Plans.

Financial Highlights

The table below is intended to help you understand the Portfolio’s financial performance for the periods shown below. Certain information reflects financial results for a single Portfolio share. The total return figures show what an investor in the Portfolio would have earned (or lost) if all dividends and distributions had been reinvested. The information below does not reflect the expenses of your Variable Contract or Retirement Plan. If those expenses were included, the total return figures shown would be lower. The information below has been derived from the Portfolio’s financial statements and financial highlights, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s annual report to shareholders for the fiscal year ended December 31, 2019, which is available upon request.

Selected data for a share outstanding throughout each year were as follows:

	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.01	$15.54	$14.24	$14.07	$14.87
Income from investment operations:
Net investment income (loss)(a)	0.17	0.18	0.16	0.15	0.20
Net realized and unrealized gain (loss)	3.38	(0.85)	2.03	0.74	(0.03)
Total from investment operations	3.55	(0.67)	2.19	0.89	0.17
Distributions:
Dividends from net investment income	(0.26)	(0.21)	(0.13)	(0.35)	(0.40)
Dividends from net realized gains	(0.29)	(0.65)	(0.76)	(0.37)	(0.57)
Total distributions	(0.55)	(0.86)	(0.89)	(0.72)	(0.97)
Net asset value, end of year	$17.01	$14.01	$15.54	$14.24	$14.07
Ratios and supplemental data:
Total return based on net asset value(b)	25.56%	(4.39)%	15.51%	6.32%	1.12%
Total return based on net assets, end of period (000)	$28,112	$24,041	$26,887	$24,941	$26,283
Ratios of net expenses to average net assets	1.35%	1.35%	1.48%	1.57%	1.46%
Ratios of net investment income (loss) to average net assets	1.09%	1.15%	1.05%	1.07%	1.36%
Portfolio turnover rate	21.4%	21.7%	32.0%	28.5%	21.4%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

For More Information

If you would like more information about the Portfolio, the following resources are available upon request, free of charge.

Shareholder Reports

Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports to shareholders. The Portfolio’s annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its most recent fiscal year ended December 31, 2019. The semiannual report will contain a similar discussion for the six months ended June 30, 2020.

Statement of Additional Information

The Portfolio’s statement of additional information (“SAI”) provides more detailed information about the Portfolio. The SAI, other than the Portfolio’s financial statements, is incorporated herein by reference.

You can get free copies of the Portfolio’s reports and the SAI, request other information and discuss your questions about the Portfolio by contacting Calamos Financial Services LLC at:

Calamos Financial Services LLC

2020 Calamos Court

Naperville, Illinois 60563

Telephone: 1.800.582.6959

You can get more information regarding CALAMOS ADVISORS LLC on its Internet website at: http://www.calamos.com.

The Portfolio’s reports and SAI are available on the EDGAR Database on the Commission’s Internet website at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request to:

E-mail: publicinfo@sec.gov.

This prospectus is intended for use in connection with Variable Contracts or Retirement Plans.

Investment Company Act file no. 811-09237

April 29, 2020

STATEMENT OF ADDITIONAL INFORMATION

CALAMOS® ADVISORS TRUST

CALAMOS® GROWTH AND INCOME PORTFOLIO

2020 Calamos Court

Naperville, Illinois 60563

(630) 245-7200

Toll Free: (800) 823-7386

This Statement of Additional Information relates to CALAMOS® Growth and Income Portfolio (the “Portfolio”), which is a series of Calamos Advisors Trust (the “Trust”). This is not a prospectus, but provides information that should be read in conjunction with the Portfolio’s prospectus dated April 29, 2020, and any supplements thereto, which are incorporated herein by reference. The prospectus may be obtained without charge by writing or telephoning the Portfolio at the address or telephone numbers set forth above. Audited financial statements and financial highlights for the Portfolio for the fiscal year ended December 31, 2019, as well as the report of the registered independent public accounting firm are incorporated herein by reference from the Trust’s annual report to shareholders, which may also be obtained, without charge, by telephoning the number referenced above.

The Portfolio is currently available for sale to the separate accounts of certain life insurance companies (“Participating Insurance Companies”) offering variable annuity contracts and variable life insurance contracts (together, “Variable Contracts”) and may be offered to certain types of pension plans and retirement arrangements and accounts permitting accumulation of funds on a tax-advantaged basis (“Retirement Plans”) as described in the prospectus.

THE TRUST AND THE PORTFOLIO

The Portfolio is a series of the Trust, which was organized as a Massachusetts business trust on February 17, 1999. The Portfolio is an open-end, diversified management investment company that seeks high long-term total return through growth and current income.

The prospectus contains information concerning the Portfolio’s investment objective and principal investment strategies and risks. This Statement of Additional Information provides additional information concerning certain securities and strategies used by the Portfolio and their associated risks.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The following information supplements, and should be read in conjunction with the discussion of the Portfolio’s investment objectives, strategies and risks that are described in the prospectus.

As described in the prospectus, the Portfolio invests primarily in a diversified portfolio of convertible, equity and fixed-income securities of U.S. companies without regard to market capitalization.

CONVERTIBLE SECURITIES

Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the security were a non-convertible obligation.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. A convertible security’s value viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value. If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Holders of convertible securities have a claim on the issuer’s assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

CURRENCY EXCHANGE TRANSACTIONS

The Portfolio may enter into currency exchange transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

Forward currency exchange transactions may involve currencies of the different countries in which the Portfolio may invest and serve as hedges against possible variations in the exchange rate between these currencies. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under “Synthetic Foreign Money Market Positions.” Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Portfolio accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Portfolio to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. The Portfolio may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The Portfolio may not engage in “speculative” currency exchange transactions.

If the Portfolio enters into a forward contract, its custodian will segregate liquid assets of the Portfolio having a value equal to the Portfolio’s commitment under such forward contract from day to day, except to the extent that the Portfolio’s forward contract obligation is covered by liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract. At the maturity of the forward contract to deliver a particular currency, the Portfolio may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Portfolio is obligated to deliver.

If the Portfolio retains the portfolio security and engages in an offsetting currency transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting currency transaction, it subsequently may enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Portfolio of unrealized profits or force the Portfolio to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Portfolio of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

DEBT SECURITIES (INCLUDING HIGH YIELD FIXED-INCOME SECURITIES)

In pursuing its investment objective, the Portfolio may invest in convertible and non-convertible debt securities, including high yield fixed-income securities (i.e., securities rated BB or lower by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), or Ba or lower by Moody’s Investor Services, Inc. (“Moody’s”)), commonly known as “junk bonds” and securities that are not rated but are considered by Calamos Advisors LLC (“Calamos Advisors”), the Portfolio’s investment adviser, to be of similar quality. There are no restrictions as to the ratings of debt securities that may be acquired by the Portfolio or the portion of the Portfolio’s assets that may be invested in debt securities in a particular rating category, except that the Portfolio will not acquire a security rated below C.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. High yield fixed-income securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Achievement by the Portfolio of its investment objectives will be more dependent on Calamos Advisors’ credit analysis than would be the case if the Portfolio were investing in higher-quality debt securities. Because the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, Calamos Advisors employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer’s present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Portfolio may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

EQUITY SECURITIES

Equity securities include common and preferred stocks, warrants, rights and depositary receipts. An investment in a company’s equity securities represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the financial success or failure of any company in which it has an equity interest. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments.

FOREIGN SECURITIES

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers. A foreign security is a security issued by a foreign government or a company whose country of incorporation is a foreign country. For this purpose, foreign securities include American Depositary Receipts (“ADRs”) or securities guaranteed by a U.S. person but which represent underlying shares of foreign issuers, and may include foreign securities in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted.

ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts issued by international banks evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. The Portfolio may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Portfolio is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

To the extent positions in portfolio securities are denominated in foreign currencies, the Portfolio’s investment performance is affected by the relative strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging below under “Currency Exchange Transactions.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; greater costs of buying, holding and selling securities, including brokerage, tax and custody costs; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements. Although the Portfolio intends to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

The Portfolio may invest in the securities of emerging countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

A portion of the Portfolio’s investments may be in Russian securities and instruments. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian persons and issuers. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Portfolio’s investments. For example, the Portfolio may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Portfolio to freeze its existing investments in Russian companies, prohibiting the Portfolio from buying, selling or otherwise transacting in these investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Portfolio and potentially disrupt its operations. For these or other reasons, the Portfolio could seek to suspend redemptions of shares, including in the event that an emergency exists in which it is not reasonably practicable for the Portfolio to dispose of its securities or to determine its net asset value. During the period that redemptions are affected, shares could trade at a significant premium or discount to their net asset value.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Portfolio may enter into interest rate futures contracts, index futures contracts, volatility index futures contracts and foreign currency futures contracts. An interest rate, index, volatility index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index1 at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the S&P 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded. The Portfolio may enter into such contract if, in Calamos Advisors’ opinion, such contract meets the Portfolio’s investment parameters.

The Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Portfolio might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Portfolio’s securities or the price of the securities that the Portfolio intends to purchase. Although other techniques could be used to reduce or increase the Portfolio’s exposure to stock price, interest rate and currency fluctuations, the Portfolio may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Portfolio will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

The success of any futures transaction depends on Calamos Advisors correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Portfolio’s return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Calamos Advisors might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs.

When the Portfolio makes a purchase or sale of a futures contract, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although the Portfolio’s broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin paid or received by the Portfolio does not represent a borrowing or loan by the Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Portfolio will mark-to-market its open futures positions.

[1]

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio engaging in the transaction realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio engaging in the transaction realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

RISKS ASSOCIATED WITH FUTURES. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract or option may result in losses in excess of the amount invested in the futures contract or option. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract or option and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Portfolio’s holdings, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a futures or futures option position. The Portfolio would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES. If options, futures contracts or futures options of types other than those described herein are traded in the future, the Portfolio may also use those investment vehicles, provided the board of trustees determines that their use is consistent with the Portfolio’s investment objective.

When purchasing a futures contract or writing a put option on a futures contract, the Portfolio must maintain with its custodian (or futures commission merchant, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Portfolio similarly will maintain with its custodian (or futures commission merchant) cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Portfolio.

The Portfolio may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

The use of options and futures is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodities Futures Trading Commission (“CFTC”). In addition, the Portfolio’s ability to use options and futures will be limited by tax considerations. See “Taxation of Options and Futures” below. Calamos Advisors has claimed an exclusion from the definition of commodity pool operator (“CPO”), with respect to the Portfolio, pursuant to Rule 4.5 under the Commodity Exchange Act (“CEA”). Consequently, Calamos Advisors and the Portfolio are not subject to registration or regulation as a commodity pool operator or a commodity pool, respectively, under the CEA. Under Rule 4.5, if the Portfolio uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money”2 at the time of purchase) may not exceed 5% of the Portfolio’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). The Portfolio is subject to the risk that a change in U.S. law and related regulations will impact the way it operates, increase the particular costs of the Portfolio’s operation and/or change the competitive landscape. In this regard, any further amendments to the CEA or its related regulations that subject the Portfolio to additional regulation may have adverse impacts on the Portfolio’s operations and expenses.

TAXATION OF OPTIONS AND FUTURES. If the Portfolio exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Portfolio, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

If a call or put option written by the Portfolio is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Portfolio, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

Entry into a closing purchase transaction will result in capital gain or loss. If an option written by the Portfolio was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

If the Portfolio writes an equity call option3 other than a “qualified covered call option,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

[2]

A call option is “in-the-money” to the extent, if any, that the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

[3]

An equity option is an option to buy or sell stock, and any other option whose value is determined by reference to an index of stocks of a type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). An option on a broad-based stock index (such as the S&P 500 Index) is not an equity option.

A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the Portfolio delivers securities under a futures contract, the Portfolio also realizes a capital gain or loss on those securities.

For federal income tax purposes, the Portfolio generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions (“year-end mark-to-market”). Generally, any gain or loss recognized with respect to such positions (either by year-endmark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a “mixed straddle,” the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Portfolio: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

If the Portfolio were to enter into a short index future, short index futures option or short index option position and the Portfolio’s portfolio were deemed to “mimic” the performance of the index underlying such contract, the option or futures contract position and the Portfolio’s stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies. Any net gain realized from the types of futures (or futures options) contracts in which the Portfolio may invest will be considered gain from the sale of securities or derived with respect to the Portfolio’s business of investing in securities or foreign currencies and therefore will be qualifying income for purposes of the 90% requirement.

The Portfolio distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Portfolio’s other investments, and shareholders are advised of the nature of the payments.

ILLIQUID SECURITIES

The Portfolio may invest up to 10% of its net assets, taken at market value, in illiquid securities, including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that are subject to restrictions on resale because they have not been registered for sale under the Securities Act. A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Portfolio’s holdings, and the Portfolio might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where a Portfolio is required to have restricted securities held by it registered prior to sale by the Portfolio and the Portfolio does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the percentage limitation on a Portfolio’s investment in restricted securities.

INITIAL PUBLIC OFFERINGS

The Portfolio may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public, typically to raise additional capital. Shares are given a market value reflecting expectations for the company’s future growth. The market for these securities may be more volatile and entail greater risk of loss than investments in larger companies due to the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history.

LENDING OF PORTFOLIO SECURITIES

In seeking to earn additional income, the Portfolio may lend its portfolio securities, up to 33 1/3% of its total assets, including collateral received, to qualified parties (typically broker-dealers and banks) who need to borrow securities in order to cover transactions into which they have entered. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of income earned on the collateral. The Portfolio may also experience losses as a result of the diminution in value of its cash collateral investments. The Portfolio may pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not less than five business days. The Portfolio would not have the right to vote the securities during the existence of the loan; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits prior to the record date. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s securities lending agent will monitor, and report to Calamos Advisors on, the creditworthiness of the firms to which the Portfolio lends securities.

OPTIONS ON SECURITIES, INDEXES AND CURRENCIES

The Portfolio may purchase and sell (write) put options and call options on securities, indexes or foreign currencies. The Portfolio may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Portfolio’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Portfolio’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect it against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

The Portfolio may purchase and sell (write) exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to sellers or purchasers (“Counterparties”) through direct bilateral agreement with the Counterparties. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolio will only sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. The Portfolio generally is expected to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the Securities and Exchange Commission (the “Commission” or the “SEC”) currently takes the position that OTC options purchased by a portfolio, and portfolio securities “covering” the amount of a portfolio’s obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is “in the money”) are illiquid, and are subject to the Portfolio’s limitation on investing no more than 10% of its net assets in illiquid securities.

The Portfolio may also purchase and sell (write) options on securities indexes and other financial indexes. Options on securities indexes and other financial indexes are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making upon the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

The Portfolio will sell (write) call options and put options only if they are “covered.” For example, a call option written by the Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities that correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio requires the Portfolio to segregate cash or liquid assets equal to the exercise price.

OTC options entered into by the Portfolio and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Portfolio sells (writes) these instruments, it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Portfolio sells (writes) a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires, the Portfolio realizes a capital loss equal to the premium paid.

The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by the Portfolio is an asset of the Portfolio, valued initially at the premium paid for the option. The premium received for an option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve Calamos Advisors’ objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Portfolio’s ability to utilize options successfully will depend on Calamos Advisors’ ability to predict pertinent market investments, which cannot be assured.

The Portfolio’s ability to close out its position as a purchaser or seller (writer) of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the options market. Among the possible reasons for the absence of a liquid options market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If the Portfolio were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Portfolio foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Portfolio foregoes, during the option’s life, the opportunity to profit from any currency appreciation.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the options markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty (as described above under “Options on Securities, Indexes and Currencies”) fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos Advisors must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Portfolio may purchase and sell (write) call options on securities indexes and currencies. All calls sold by the Portfolio must be “covered.” Even though the Portfolio will receive the option premium to help protect it against loss, a call sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold the security or instrument that it might otherwise have sold. The Portfolio may purchase and sell (write) put options on securities indexes and currencies. In selling (writing) put options, there is a risk that the Portfolio may be required to buy the underlying index or currency at a disadvantageous price above the market price. The Portfolio will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors of the obligation that have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by Calamos Advisors.

PORTFOLIO TURNOVER

Although the Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that a portfolio security must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in the Portfolio would result in increased transaction expense, which must be borne by the Portfolio. Portfolio turnover for the Portfolio is shown under “Financial Highlights” in the prospectus. A portfolio turnover rate of 100% would mean that the Portfolio had sold and purchased securities valued at 100% of its net assets within a one-year period.

REAL ESTATE INVESTMENT FUNDS (“REITS”) AND ASSOCIATED RISK FACTORS

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. A REIT is generally classified as an equity REIT, a mortgage REIT or a combination of an equity and mortgage REIT. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Portfolio indirectly will bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Stock Index.

REPURCHASE AGREEMENTS

As part of its strategy for the temporary investment of cash, the Portfolio may enter into “repurchase agreements” pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities, provided that the Portfolio may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days, and any other illiquid securities. A repurchase agreement arises when the Portfolio purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Portfolio holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Portfolio to earn interest on assets awaiting long term investment. The Portfolio requires continuous maintenance by the custodian for the Portfolio’s account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. In an effort to reduce these risks, Calamos Advisors will monitor the creditworthiness of the firms with which the Portfolio enters into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

The Portfolio may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Portfolio is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a fund’s overall limitations on investments in illiquid securities. A fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a fund’s repurchase of the underlying security. A fund’s obligations under a sale-buyback typically would be covered by segregated liquid assets equal in value to the amount of the fund’s forward commitment to repurchase the subject security.

RULE 144A SECURITIES

The Portfolio may purchase securities that have been privately placed but that are eligible for purchase and sale by certain qualified institutional buyers, such as the Portfolio, under Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”). Calamos Advisors, under the supervision of the Trust’s board of trustees, will consider whether Rule 144A Securities are illiquid and thus subject to the Portfolio’s restriction of investing no more than 10% its net assets in securities that are illiquid at the time of purchase. A determination of whether a Rule 144A Security is liquid or not is a question of fact. In making this determination, Calamos Advisors will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A Security. In addition, Calamos Advisors may consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will be monitored and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Portfolio’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 10% of its net assets in illiquid securities. Investing in Rule 144A Securities could have the effect of increasing the amount of the Portfolio’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

SHORT SALES

The Portfolio may from time to time sell securities short to enhance income and protect against market risk by hedging a portion of the equity risk inherent in its portfolio. A short sale may be effected when Calamos Advisors believes that the price of a security will decline or underperform the market, and involves the sale of borrowed securities, in the hope of purchasing the same securities at a later date at a lower price. There can be no assurance that the Portfolio will be able to close out a short position (i.e., purchase the same securities) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, the Portfolio must borrow the securities from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the securities, on behalf of the Portfolio, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the Portfolio delivers to it the securities sold short. In addition, the Portfolio is required to pay to the broker-dealer the amount of any dividends or interest paid on the securities sold short.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Portfolio must segregate an amount of cash or liquid securities that are marked to market daily with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Portfolio will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

The Portfolio is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Portfolio receives the proceeds of the short sale. The Portfolio will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

The Portfolio will realize a gain if the price of the securities decline between the date of the short sale and the date on which the Portfolio purchases securities to replace the borrowed securities. On the other hand, the Portfolio will incur a loss if the price of the securities increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Portfolio may be required to pay in connection with the short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

There is also a risk that securities borrowed by the Portfolio and delivered to the buyer of the securities sold short will need to be returned to the broker-dealer on short notice. If the request for the return of securities occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the Portfolio might be compelled, at the most disadvantageous time, to replace the borrowed securities with securities purchased on the open market, possibly at prices significantly in excess of the proceeds received from the short sale.

It is possible that the market value of the securities the Portfolio holds in long positions will decline at the same time that the market value of the securities the Portfolio has sold short increases, thereby increasing the Portfolio’s potential volatility.

The Portfolio may also make short sales “against the box,” meaning that at all times when a short position is open the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. A short sale “against the box” would be made in anticipation of a decline in the market price of the securities sold short. Short sales “against the box” result in a “constructive sale” and require the Portfolio to recognize taxable gain unless an exception to the constructive sale rule applies.

The Portfolio will not make a short sale of securities (other than a short sale “against the box”), if more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales (other than short sales “against the box”).

In addition to enabling the Portfolio to hedge against market risk, short sales may afford the Portfolio an opportunity to earn additional current income to the extent it is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Portfolio’s short positions remain open. Calamos Advisors believes that some broker-dealers may be willing to enter into such arrangements, but there is no assurance that they will be able to enter into such arrangements to the desired degree.

STRUCTURED PRODUCTS

The Portfolio may invest in interests of entities organized and operated for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (“structured products”) backed by, or representing interests in, the underlying instruments. The term “structured products” as used herein excludes synthetic convertible instruments. See “Investment Strategies and Risks — Synthetic Convertible Instruments.” The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Portfolio may invest in structured products that represent derived investment positions based on relationships among different markets or asset classes.

The Portfolio also may invest in other types of structured products, including, among others, baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on a structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Portfolio may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. The Portfolio may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although the Portfolio’s purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Portfolio’s limitations related to borrowing and leverage.

Certain issuers of structured products may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Portfolio’s investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently may not be an active trading market for structured products. As a result, certain structured products in which the Portfolio invests may be deemed illiquid and subject to its limitation on illiquid investments.

SWAPS, CAPS, FLOORS AND COLLARS

The Portfolio may enter into interest rate, currency, index, credit default and other swaps and purchase or sell related caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indexes. A credit default swap is an agreement to transfer the credit exposure of fixed- income products between parties. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Portfolio will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as the Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, Calamos Advisors believes such obligations do not constitute senior securities under the Investment Company Act of 1940 (the “1940 Act”) and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by Calamos Advisors. If there is a default by the Counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however, some swaps may be considered illiquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. In addition, some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a swap investment by the Portfolio could lose margin payments deposited with the clearing organization, as well as the net amount of gains not yet paid by the clearing organization, if the clearing organization breaches the swap agreement with the Portfolio or becomes insolvent or goes into bankruptcy. Also, the Portfolio will be exposed to the credit risk of the futures commission merchant who acts as the Portfolio’s clearing member on the clearinghouse for a centrally cleared swap. If the Portfolio’s futures commission merchant becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Portfolio, the Portfolio may not receive all amounts owed to it in respect of its trading, even if the clearinghouse fully discharges all of its obligations. In the event of bankruptcy of the Portfolio’s futures commission merchant, the Portfolio may receive the net amount of gains payable on the Portfolio’s positions, plus the return of margin owed to it, only in proportion to the amount received by the futures commission merchant’s other customers, potentially resulting in losses to the Portfolio.

SYNTHETIC CONVERTIBLE INSTRUMENTS

The Portfolio may establish a “synthetic” convertible instrument by combining fixed-income securities (which may be either convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic convertible instrument, the Portfolio may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

More flexibility is possible in the assembly of a synthetic convertible instrument than in the purchase of a convertible security. Although synthetic convertible instruments may be selected where the two components are issued by a single issuer, the character of a synthetic convertible instrument allows the combination of components representing distinct issuers, when management believes that such a combination would better promote the Portfolio’s investment objective. A synthetic convertible instrument also is a more flexible instrument in that its two components may be purchased separately. For example, the Portfolio may purchase a warrant for inclusion in a synthetic convertible instrument but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible instrument faces the risk of a decline in the price of the fixed-income security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible instrument. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible instrument includes the fixed-income component as well, the holder of a synthetic convertible instrument also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

The Portfolio may also purchase synthetic convertible instruments manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security, however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

SYNTHETIC FOREIGN MONEY MARKET POSITIONS

The Portfolio may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Portfolio may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

TEMPORARY INVESTMENTS

The Portfolio may make temporary investments without limitation when Calamos Advisors determines that a defensive position is warranted, or as a reserve for possible cash needs. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and repurchase agreements.

WARRANTS

The Portfolio may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to 20 years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

“WHEN-ISSUED” AND DELAYED DELIVERY SECURITIES

The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Portfolio makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. The Portfolio may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when issued or delayed-delivery basis.

At the time when the Portfolio enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Portfolio having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Portfolio and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

RECENT MARKET CONDITIONS

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. Both domestic and international equity and fixed income markets experienced heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide. Reduced liquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in some issuers having more difficulty obtaining financing and ultimately may lead to a decline in their stock prices. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events, and the potential for continuing market turbulence, may have an adverse effect on the Portfolio. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Certain foreign governments and central banks are implementing or discussing so -called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

The situation in the financial markets in the past decade called for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that continues to unfold. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of the Consumer Financial Protection Bureau; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Portfolio may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that may be unforeseeable. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. Clearinghouses and futures commission merchants have broad rights to increase margin requirements for existing cleared transactions or to terminate cleared transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearinghouse may have an effect on the performance of the Portfolio.

Under rules adopted under the Dodd-Frank Act, certain derivatives contracts are required to be executed through swap execution facilities (“SEFs”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as the Portfolio, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral over-the-counter trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if the Portfolio executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. The Portfolio also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Portfolio’s behalf, against any losses or costs that may be incurred as a result of the Portfolio’s transactions on the SEF. In addition, the Portfolio may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Portfolio’s behalf. In that case, the transaction might have to be terminated, and the Portfolio could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.

The European Union (and some other countries) are implementing similar requirements that will affect the Portfolio when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. The new requirements may result in increased uncertainty about counterparty credit risk, and they may also limit the flexibility of the Portfolio to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Portfolio’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Portfolio could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Additionally, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. It is expected that these regulations will have a material impact on the Portfolio’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between the Portfolio and its swap counterparties and may increase the amount of margin the Portfolio is required to provide. They will impose regulatory requirements on the timing of transferring margin. The Portfolio is subject to variation margin requirements under such rules and the Portfolio may become subject to initial margin requirements under such rules in 2020.

These and other new rules and regulations could, among other things, further restrict the Portfolio’s ability to engage in, or increase the cost to the Portfolio of, derivatives transactions, for example, by making some types of derivatives no longer available to the Portfolio or otherwise limiting liquidity.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. Widespread disease and virus epidemics, such as the recent coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Portfolio’s investments. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may be negatively affected.

European financial markets are vulnerable to volatility and losses arising from concerns about the potential exit of member countries from the European Union and/or the Eurozone and, in the latter case, the reversion of those countries to their national currencies. Defaults by Economic Monetary Union member countries on sovereign debt, as well as any future discussions about exits from the Eurozone, may negatively affect the Portfolio’s investments in the defaulting or exiting country, in issuers, both private and governmental, with direct exposure to that country, and in European issuers generally. In addition, on June 23, 2016, voters in the United Kingdom decided in a referendum that the nation would leave the European Union (“Brexit”). The withdrawal agreement entered into between the United Kingdom and the EU entered into force on January 31, 2020, at which time the United Kingdom ceased to be a member of the EU. Following the withdrawal, there will be an eleven-month transition period, ending December 31, 2020, during which the United Kingdom will negotiate its future relationship with the EU.

Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe. There is considerable uncertainty about the potential consequences for Brexit, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react, and as this process unfolds markets may be further disrupted. The consequences of the United Kingdom’s or another country’s exit from the European Union and/or Eurozone could also threaten the stability of the euro for remaining countries and could negatively affect the financial markets of other countries in the European region and beyond.

INVESTMENT RESTRICTIONS

The Portfolio operates under the following investment restrictions. The Portfolio may not (except as indicated):

(i)

as to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

(ii)	acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

(iii)

act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv)

purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts;

(v)	make loans, but this restriction shall not prevent the Portfolio from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities;

(vi)	invest more than 10% of the Portfolio’s net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(vii)

borrow, except that the Portfolio may (a) borrow from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Portfolio’s total assets at the time of the borrowing, and (b) enter into transactions in options, futures and options on futures[4];

(viii)

invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities[5]; or

(ix)	issue any senior security, except to the extent permitted under the 1940 Act[6].

[4]

State insurance laws currently restrict the Portfolio’s borrowing to facilitate redemptions to no more than 25% of the Portfolio’s net assets. The Portfolio does not intend to purchase securities when its borrowings exceed 5% of total assets.

[5]

The SEC staff has taken the position that an investment company may not invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers of a particular industry. The Portfolio intends to comply with the staff’s interpretation of the industry concentration requirement.

[6]

Currently, under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where the indebtedness is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

The above restrictions are fundamental policies and may not be changed without the approval of a “majority” of the outstanding shares of the Portfolio, which for this purpose means the approval of the lesser of (a) more than 50% of the outstanding voting securities of the Portfolio or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented at the meeting by proxy.

In addition to the fundamental restrictions listed above the Portfolio:

(a)	may not invest in shares of other open-end investment companies, except as permitted by the 1940 Act;[7]

(b)	may not invest in companies for the purpose of exercising control or management;

(c)

(may not purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

(d)

may not make short sales of securities, except that the Portfolio may make short sales of securities (i) if the Portfolio owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities, (ii) other than those described in clause (i), provided that no more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales other than those described in clause (i);

(e)	may not invest more than 25% of its net assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by ADRs and securities guaranteed by a U.S. person);

(f)

consistent with the Portfolio’s investment objective and principal investment strategies the Portfolio’s investment adviser views the strategies as low volatility equity strategies and attempts to achieve equity-like returns with lower than equity market risk by managing a portfolio that it believes will exhibit less volatility over full market cycles.

Restrictions (a) through (f) may be changed by the board of trustees without shareholder approval. Notwithstanding the foregoing investment restrictions, the Portfolio may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Portfolio’s ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Portfolio’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Portfolio may not always realize full

[7]

The Portfolio intends to limit its investment in other investment companies so that, as determined immediately after the Portfolio invests in another investment company: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting shares of any one investment company will be owned by the Portfolio. Currently, under the 1940 Act, an investment company is permitted to invest in other investment companies in excess of the above limitations if certain requirements are met, including that any registered open-end investment company (such as the Portfolio) whose shares are acquired by another registered open-end investment company that is part of the same group of investment companies in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. The Portfolio may invest without limitation in money market funds, provided that the conditions of Rule 12d1-1 under the 1940 Act are met. Pursuant to orders issued by the SEC to certain other investment companies and procedures approved by the Board, the Portfolio may invest in the such other investment companies in excess of the 3% limit described above, provided that the Portfolio otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. These limitations do not apply in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Portfolio’s portfolio securities with the result that the Portfolio would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.

In addition, pursuant to state insurance laws, the Portfolio is subject to the following guidelines, which may also be changed by the board of trustees:

The Portfolio will be invested in a minimum of five different foreign countries at all times, except that this minimum is reduced to four when foreign country investments comprise less than 80% of the value of the Portfolio’s net assets; to three when less than 60% of such value; to two when less than 40%; and to one when less than 20%.

The Portfolio will have no more than 20% of its net assets invested in securities of issuers located in any one country (other than the U.S.); except that the Portfolio may have an additional 15% of its net assets invested in securities of issuers located in any one of the following countries: Australia; Canada; France; Japan; the United Kingdom; or Germany.

The Portfolio may not acquire the securities of any issuer if, as a result of such investment, more than 10% of the Portfolio’s total assets would be invested in the securities of any one issuer, except that this restriction shall not apply to U.S. Government securities or foreign government securities; and the Portfolio will not invest in a security if, as a result of such investment, it would hold more than 10% of the outstanding voting securities of any one issuer.

The Portfolio may borrow no more than 10% of the value of its net assets when borrowing for any general purpose and 25% of net assets when borrowing as a temporary measure to facilitate redemptions.

MANAGEMENT

TRUSTEES AND OFFICERS

The management of the Trust, including general supervision of the duties performed for the Portfolio under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, year of birth, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

TRUSTEES WHO ARE INTERESTED PERSONS OF THE TRUST:

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
John P. Calamos, Sr. (1940)*	Chairman, Trustee and President (since 1999)	26	Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM	Served for multiple years as a trustee of the Portfolio; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST:

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
John E. Neal (1950)	Trustee (since 2001); Lead Independent Trustee (since July 2019)	26	Retired; Private investor; formerly, Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook, Illinois community bank); Director, Neuro-ID (private company providing prescriptive analytics for the risk industry); Partner, Linden LLC (health care private equity) (until 2018)	Served for multiple years as a trustee of the Portfolio; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

William R. Rybak (1951)	Trustee (since 2002)	26

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, JNL Investors Series Trust, and JNL Variable Fund LLC (since 2007) and Jackson Variable Series Trust (since 2018), and JNL Strategic Income Fund LLC (2007-2018) (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private

Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)

				Served for multiple years as a trustee of the Portfolio; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Virginia G. Breen (1964)	Trustee (since 2015)	26	Private investor; Director Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)***; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)****; Director, Bank of America/US Trust Company (until 2015);	Served for multiple years as a trustee of the Portfolio; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Lloyd A. Wennlund (1957)	Trustee (since 2018)	26	Trustee, Datum One Series Trust (since 2020); Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies

Karen L. Stuckey (1953)	Trustee (since December 2019)	26	Member (since 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Emeritus Trustee (since 2007) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception); formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies

Christopher M. Toub (1959)	Trustee (since December 2019)	26	Private investor; formerly Director of Equities, Alliance Bernstein LP (until 2012)	More than 25 years of experience in the financial services industry; and earned a Masters of Business Administration degree

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.
**	Overseeing 161 portfolios in fund complex.
***	Overseeing five portfolios in fund complex.
****	Overseeing four portfolios in fund complex.
^

The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund and Calamos Long/Short Equity & Dynamic Income Trust.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

OFFICERS. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee, and President of the Trust. The following table sets forth each other officer’s name, year of birth, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
Robert Behan (1964)	Vice President (since 2013)	President (since 2015), Head of Global Distribution (since 2013), CAM, CILLC, Calamos Advisors, CFS; prior thereto Executive Vice President (2013-2015), Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

Thomas E. Herman (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since August 2019)	Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); prior thereto Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Stephen Atkins (1965)	Treasurer (since March 2020)	Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

J. Christopher Jackson (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, CWM, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

John S. Koudounis (1966)	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Director, CAM (since 2016); prior thereto President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Mark J. Mickey (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

COMMITTEES OF THE BOARD OF TRUSTEES. The Trust’s board of trustees currently has five standing committees:

Executive Committee. Messrs. John P. Calamos, Sr. and John E. Neal are members of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. Mr. Calamos is an interested trustee of the Trust.

Dividend Committee. Mr. Calamos serves as the sole member of the dividend committee. The dividend committee is authorized to declare distributions on the shares of the Trust’s series in accordance with such series’ distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Audit Committee. Messrs. Neal, Rybak (Chair), Toub, and Wennlund, and Mses. Breen and Stuckey serve on the audit committee. The audit committee operates under a written charter adopted and approved by the board. The audit committee selects independent auditors, approves services to be rendered by the auditors, monitors the auditors’ performance, reviews the results of the Portfolio’s audit and responds to other matters deemed appropriate by the board. All members of the audit committee are independent trustees of the Trust.

Valuation Committee. Messrs. Neal, Rybak, Toub, and Wennlund (Chair), and Mses. Breen and Stuckey serve on the valuation committee. The valuation committee operates under a written charter approved by the board. The valuation committee oversees valuation matters of the Trust delegated to the pricing committee, including the fair valuation determinations and methodologies proposed and utilized by the pricing committee, reviews the Trust’s valuation procedures and their application by the pricing committee, reviews pricing errors and procedures for calculation of net asset value of each series of the Trust and responds to other matters deemed appropriate by the board.

Governance Committee. Messrs. Neal, Rybak, Toub, and Wennlund, and Mses. Breen (Chair) and Stuckey serve on the governance committee. The governance committee operates under a written charter adopted and approved by the board. The governance committee oversees the independence and effective functioning of the board of trustees and endeavors to be informed about good practices for mutual fund boards. It also makes recommendations to the board regarding compensation of independent trustees. The governance committee also functions as a nominating committee by making recommendations to the board of trustees regarding candidates for election as non- interested trustees. The governance committee looks to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of the Portfolio, search firms that are compensated for their services and other third party sources. Any such search firm identifies and evaluates potential candidates, conducts screening interviews and provides information to the governance committee with respect to the individual candidates and the market for available candidates. In making trustee recommendations, the governance committee considers a number of factors, including a candidate’s background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the committee’s charter. Any prospective candidate is interviewed by the trustees and officers, and references are checked. The governance committee will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committee for its consideration.

A Portfolio shareholder who wishes to propose a trustee candidate must submit any such recommendation in writing via regular mail to the attention of the Trust’s Secretary, at the address of the Trust’s principal executive offices. The shareholder recommendation must include:

•

the number and class of all shares of the Trust’s series owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

•

a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

•

information as to whether the candidate is, has been or may be an “interested person” (as such term is defined in the 1940 Act) of the Trust, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an “interested person,” information regarding the candidate that will be sufficient for the committee to make such determination;

•	the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Trust, if elected;

•

a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

•	the class or series and number of all shares of the Trust’s series owned of record or beneficially by the candidate, as reported by the candidate; and

•	such other information that would be helpful to the governance committee in evaluating the candidate.

The governance committee may require the nominating shareholder to furnish other information it may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committee, the recommendation of such candidate will be deemed not properly submitted for consideration, and the governance committee is not required to consider such candidate.

Unless otherwise specified by the governance committee’s chairman or by legal counsel to the non-interested trustees, the Trust’s Secretary will promptly forward all shareholder recommendations to the governance committee’s chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committee for the consideration of trustee candidates nominated by shareholders.

Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committee is not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance committee may dispose of the shareholder recommendation.

In addition to the above committees, there is a pricing committee, appointed by the board of trustees and comprised of officers of the Portfolio and employees of Calamos Advisors.

The following table identifies the number of meetings the board and each committee held during the fiscal year ended December 31, 2019.

NUMBER OF MEETINGS DURING FISCAL YEAR ENDED December 31, 2019
Board	4
Executive Committee	0
Audit Committee	4
Governance Committee	4
Dividend Committee	12
Valuation Committee	4

The Portfolio’s Agreement and Declaration of Trust provides that the Portfolio will indemnify the trustees and officers against liabilities and expenses incurred in connection with any claim in which they may be involved because of their offices with the Portfolio, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Portfolio or that such indemnification would relieve any officer or trustee of any liability to the Portfolio or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF THE BOARD OF TRUSTEES. The board of trustees is responsible for oversight of the Trust. The Trust has engaged Calamos Advisors to manage the Portfolio on a day-to-day basis. The board of trustees oversees Calamos Advisors and certain other principal service providers in the operations of the Portfolio. The board of trustees is currently composed of seven members, six of whom are non-interested trustees. The board of trustees meets in-person at regularly scheduled meetings four times throughout the year. In addition, the board may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the board of trustees has established five standing committees – Audit, Dividend, Executive, Governance and Valuation – and may establish ad hoc committees or working groups from time to time to assist the board of trustees in fulfilling its oversight responsibilities. The non-interested trustees also have engaged independent legal counsel to assist them in fulfilling their responsibilities. Such independent legal counsel also serves as counsel to the Trust.

The chairman of the board of trustees is an “interested person” of the Trust (as such term is defined in the 1940 Act). The non-interested trustees have appointed a lead independent trustee. The lead independent trustee serves as a liaison between Calamos Advisors and the non-interested trustees and leads the non-interested trustees in all aspects of their oversight of the Portfolio. Among other things, the lead independent trustee reviews and approves, with the chairman, the agenda for each board and committee meeting and facilitates communication among the Trust’s non-interested trustees. The trustees believe that the board’s leadership structure is appropriate given the characteristics and circumstances of the Trust. The trustees also believe that this structure facilitates the exercise of the board’s independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees.

The board of trustees has concluded that, based on each trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees, each trustee should serve as a member of the board. In making this determination, the board has taken into account the actual service of the trustees during their tenure in concluding that each should continue to serve. The board also has considered each trustee’s background and experience. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each trustee that led the board to conclude that he should serve as a trustee.

Each of Messrs. Calamos, Neal, and Rybak has served for more than ten years as a trustee of the Trust. In addition, each of Mses. Breen and Stuckey, and Messrs. Calamos, Neal, Rybak, Toub, and Wennlund has more than 25 years of experience in the financial services industry. Each of Mses. Breen and Stuckey and Messrs. Calamos, Neal, Rybak, and Wennlund has experience serving on boards of other entities, including other investment companies. Each of Ms. Breen and Messrs. Calamos, Neal, Rybak and Toub has earned a Masters of Business Administration degree.

RISK OVERSIGHT. The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Portfolio, the board of trustees oversees risk through various regular board and committee activities. The board of trustees, directly or through its committees, reviews reports from, among others, Calamos Advisors, the Trust’s Compliance Officer, the Trust’s independent registered public accounting firm, outside legal counsel, and internal auditors of Calamos Advisors or its affiliates, as appropriate, regarding risks faced by the Portfolio and the risk management programs of Calamos Advisors and certain service providers. The actual day-to-day risk management with respect to the Portfolio resides with Calamos Advisors and other service providers to the Portfolio. Although the risk management policies of Calamos Advisors and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Portfolio can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the board of trustees or Calamos Advisors, its affiliates or other service providers.

Compensation of Officers and Trustees. John P. Calamos, Sr., the trustee who is an “interested person” of the Trust, does not receive compensation from the Trust. Although they are compensated, the non-interested trustees do not receive any pension or retirement benefits from the Trust. Mr. Mickey is the only Trust officer who receives compensation from the Trust. The following table sets forth the total compensation (including any amounts deferred, as described below) paid by the Trust during the fiscal year ended December 31, 2019 to each of the current trustees and officers compensated by the Trust.

Name	Aggregate Compensation from the Trust 1/1/19- 12/31/19	Total Compensation from Calamos Funds Complex(3) 1/1/19- 12/31/19
John P. Calamos, Sr.	$0	$0
Virginia G. Breen	$1,702	$156,581
John E. Neal(1)	$1,971	$181,505
William R. Rybak	$1,810	$166,556
Karen L. Stuckey(2)	$377	$35,750
Christopher M. Toub(2)	$377	$35,750
Lloyd A. Wennlund	$1,702	$156,581
Mark J. Mickey	$1,654	$150,000

(1)

Includes fees deferred during the relevant period pursuant to a deferred compensation plan. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of the Portfolio as selected by the trustee. As of December 31, 2019, the value of the deferred compensation accounts for Mr. Neal was $2,013,463.

(2)	Ms. Stuckey and Mr. Toub were elected to the Board effective December 16, 2019.
(3)	Consisting of 26 portfolios as of the end of the period indicated.

The compensation paid to the non-interested trustees of Calamos Funds for their services as such consists of an annual retainer fee in the amount of $100,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee receives a meeting attendance fee of $7,000 for any regular or special board meeting attended in person, $3,500 for any regular or special board meeting attended by telephone, $3,000 for any committee meeting attended in person or by telephone, and $1,500 per ad-hoc committee meeting to the ad-hoc committee chair.

Compensation paid to the non-interested trustees is allocated among the series of the Calamos Funds in accordance with a procedure determined from time to time by the board.

The Trust has adopted a deferred compensation plan for non-interested trustees (the “Plan”). Under the Plan, a trustee who is not an “interested person” of Calamos Advisors and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation otherwise would have been paid to the trustee. The value of a trustee’s deferred compensation account at any time is equal to what the value would be if the amounts credited to the account had instead been invested in Class I shares of one or more of the funds of the Calamos Investment Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee’s beneficiaries. Each fund’s obligation to make payments under the Plan is a general obligation of that fund. No fund is liable for any other fund’s obligations to make payments under the Plan.

SHARE OWNERSHIP. As a group, the trustees and officers did not beneficially own shares of the Portfolio as of March 31, 2020. The following table shows the dollar range of values of any equity securities “beneficially” owned (within the meaning of that term as defined in Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”) by the trustees of the Trust in the Portfolio, and in the Calamos Fund Complex, as of December 31, 2019.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE CALAMOS FUND COMPLEX
John P. Calamos, Sr.(1)	None	Over $100,000
Virginia G. Breen	None	Over $100,000
John E. Neal	None	Over $100,000
William R. Rybak	None	Over $100,000
Karen L. Stuckey(2)	None	Over $100,000
Christopher M. Toub(2)	None	None
Lloyd A. Wennlund(3)	None	None

(1)

Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Portfolio shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Partners LLC, and its parent company, Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.

(2)	Ms. Stuckey and Mr. Toub were elected to the Board effective December 16, 2019.
(3)	As of February 19, 2020, Mr. Wennlund beneficially owned shares of funds in the Calamos Fund Complex having an aggregate value of over $100,000.

No trustee who is not an “interested person” of the Trust owns beneficially or of record, any security of Calamos Advisors, CFS (the “Distributor”), or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Calamos Advisors or the Distributor.

CODE OF ETHICS. Employees of Calamos Advisors and Calamos Financial Services LLC (“CFS”), the Portfolio’s distributor, are permitted to make personal securities transactions, including transactions in securities that the Trust may purchase, sell or hold, subject to requirements and restrictions set forth in the Code of Ethics of the Trust, Calamos Advisors and CFS. The Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos Advisors and CFS employees and the interests of investment advisory clients such as the Trust. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Affiliates of Calamos Advisors and CFS, CAM, CILLC, Calamos Partners LLC (“CPL”), Calamos Family Partners, Inc. (“CFP”) and the owners of these affiliates, which include John P. Calamos, Sr. and members of his family (“Calamos Family”), may invest in products managed by Calamos Advisors to support the continued growth of our investment products and strategies, including investments to seed new products. Notwithstanding any provision to the contrary in the Code of Ethics, investments made by CAM, CILLC, CPL, CFP and the Calamos Family in products managed by Calamos Advisors are not subject to restrictions of the Code of Ethics regarding short term or speculative trading. As a result, such entities or individuals may hedge corporate or personal investments in such products. However, these hedging transactions are subject to pre-clearance by the Compliance Department. In addition, the trading execution order must be (1) products or accounts managed by Calamos Advisors (2) CAM, (3) CILLC, (4) and CPL, CFP and/or the Calamos Family. All other provisions of the Code of Ethics are otherwise applicable.

The General Counsel may approve additional strategies or instruments based on unusual market circumstances and on the determination that the transactions would not impact the broader market or conflict with any customer activity.

PROXY VOTING PROCEDURES. The Portfolio has delegated proxy voting responsibilities to Calamos Advisors, subject to the board of trustees’ general oversight. The Portfolio expects Calamos Advisors to vote proxies related to the Portfolio’s portfolio securities for which the Portfolio has voting authority consistent with the Portfolio’s best economic interests. Calamos Advisors has adopted its own Proxy Voting Policies and Procedures (the “Policies”). The Policies address, among other things, conflicts of interest that may arise between the Portfolio’s interests, and the interests of Calamos Advisors and its affiliates.

The following is a summary of the Policies used by Calamos Advisors in voting proxies.

To assist it in voting proxies, Calamos Advisors has established a committee comprised of members of its Portfolio Management and Research Departments. The committee and/or its members will vote proxies using the following guidelines.

In general, if Calamos Advisors believes that a company’s management and board have interests sufficiently aligned with the Portfolio’s interest, Calamos Advisors will vote in favor of proposals recommended by the company’s board. More specifically, Calamos Advisors seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Although Calamos Advisors will examine board member elections on a case-by-case basis, it will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-takeover measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of the Portfolio in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos Advisors will vote on a case-by-case basis on proposals presenting these transactions.

To assist it in analyzing proxies, Calamos Advisors subscribes to Broadridge, an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, voting recommendations, record keeping and vote disclosure services. Proxies received by the Portfolio are voted based upon Calamos Advisors’ proxy voting guidelines. Calamos Advisors has established an internal proxy group that is responsible for maintaining oversight of all facets of the processes described above. Any proxy that is not covered by the proxy voting guidelines is reviewed and considered by Calamos Advisors’ proxy group and is voted in accordance with that review. In addition, this service facilitates the voting of each proxy in accordance with our proxy voting policy. Based on the instruction provided by the proxy group and/or the principles inherent in Calamos Advisors’ proxy policy, the Corporate Actions Department will vote and process proxies.

Finally, Calamos Advisors has established procedures to help resolve conflicts of interests that might arise when voting proxies for the Portfolio. These procedures provide that the committee, along with Calamos Advisors’ Legal and Compliance Departments, will examine conflicts of interests with the Portfolio of which Calamos Advisors is aware and seek to resolve such conflicts in the Portfolio’s best interests, irrespective of any such conflict. If a member of the committee has a personal conflict of interest, that member will refrain from voting and the remainder of the committee will determine how to vote the proxy solely on the investment merits of any proposal. The committee will then memorialize the conflict and the procedures used to address the conflict.

You may obtain a copy of the Policies without charge by calling (800) 582-6959, by visiting the Portfolio’s website at www.calamos.com, by writing Calamos Advisors at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, or by visiting the Commission’s website at www.sec.gov.

You may obtain a copy of the Portfolio’s proxy voting record for the last twelve-month period ended June 30 without charge (i) on the Commission’s website at www.sec.gov; and (ii) without charge, upon request, by calling (800) 582-6959.

DISCLOSURE OF PORTFOLIO HOLDINGS. The board of trustees, including a majority of the non-interested trustees, Calamos Advisors and CFS have adopted policies and procedures to govern the disclosure of portfolio security holdings. Each considered the circumstances under which portfolio security holdings may be disclosed to different categories of persons and how to address actual and potential conflicts of interests between the interests of the Portfolio’s shareholders, on the one hand, and those of Calamos Advisors or CFS, on the other. After giving due consideration to such matters and after exercising their fiduciary duties and reasonable business judgment, the board of trustees, Calamos Advisors and CFS determined that the Portfolio has a legitimate business purpose for disclosing portfolio security holdings to the persons described in the policies and procedures, and that the policies and procedures are reasonably designed to ensure that disclosures of portfolio security holdings are not opposed to the best interests of shareholders and appropriately address the potential for material conflicts of interest.

Calamos Advisors and CFS carry out the policies and procedures governing disclosure of portfolio security holdings, and as such have access to information regarding portfolio security holdings on a daily basis and may disclose that information to the Portfolio’s service providers and other third parties only in accordance with the policies and procedures adopted by the board of trustees.

Disclosure to the Public. A complete list of portfolio security holdings as of the last business day of the preceding fiscal quarter may be disclosed no earlier than 45 days and no later than 60 days after such quarter. In addition, a complete list of portfolio security holdings as of the last business day of the preceding calendar quarter may be disclosed no earlier than 30 days after such quarter.

A subset of the Portfolio’s security holdings, such as a top ten list or representative holdings, as of the last business day of the preceding month may be disclosed no earlier than 10 days after such month end.

Portfolio attribution, any information relating to a fund’s portfolio characteristics, such as, but not limited to, industries or sectors within a fund, income distributions, potential capital gains, beta, average weighted average, current yield, or SEC yield may be disclosed on a ten (10) day lag.

The Portfolio’s most current public portfolio holdings information may be found at www.calamos.com.

NON-PUBLIC DISCLOSURE

Disclosure to Rating and Ranking Agencies. A complete list of portfolio security holdings as of the last business day of the preceding calendar quarter may be disclosed to rating or ranking agencies, such as Standard & Poor’s

Financial Services LLC (“S&P”), Moody’s, Morningstar, Inc. (“Morningstar”), and Lipper, Inc. (“Lipper”), no earlier than 30 days after the end of such quarter. Any non-public disclosure to rating or ranking agencies shall be made subject to a duty of confidentiality, including a duty not to trade on non-public information. As of December 31, 2019, the following rating or ranking agencies are provided portfolio security holdings information in connection with the above procedures: S&P, Bloomberg LP, Thompson Reuters, Morningstar, and FactSet Financial Research Systems, Inc.

Disclosure to Third Parties. Portfolio security holdings may be disclosed more frequently than described above to third parties, with little or no lag time, when the Portfolio has a legitimate business purpose for doing so. The frequency and lag time of such disclosure is based upon each party’s need for the information. Third parties include, but are not limited to, the Portfolio’s investment adviser, principal underwriter, custodian, transfer agent, administrator, fund accounting agent, financial accounting agent, independent auditors, attorneys or such other selected third parties. As of December 31, 2019, the following parties receive non-public portfolio security holdings disclosure: Calamos Advisors, CFS, State Street Bank and Trust Company, Ernst & Young LLP, U.S. Bank Global Fund Services, Deloitte & Touche LLP, and Ropes & Gray LLP. The third parties have a duty to keep the Portfolio’s non-public information confidential either through written contractual arrangements with the Portfolio or Calamos Advisors, or by the nature of their fiduciary duty with respect to the Portfolio, which includes a duty of confidentiality and a duty to refrain from trading on non-public information.

The Portfolio may be harmed if the service providers breach any non-contractual duty to keep the Portfolio’s non-public information confidential as the Portfolio may have no contractual remedies or recourse against such breaching parties.

In addition, the Portfolio, Calamos Advisors, CFS and the Portfolio’s administrator and custodian may, for legitimate business purposes within the scope of their duties and responsibilities, disclose portfolio security holdings (whether a complete list of portfolio security holdings or a subset thereof) and other positions comprising the Portfolio’s assets to one or more broker-dealers or foreign custodians during the course of, or in connection with, normal day-to-day securities and derivative transactions with or through such broker-dealers or foreign custodians, subject to such broker-dealer’s obligation and/or foreign custodian’s fiduciary duty not to disclose or use material, non-public information concerning the Portfolio’s portfolio security holdings without the consent of the Portfolio or its agents. Any such disclosure must be approved in writing by Calamos Advisors’ General Counsel or, in his absence, the Trust’s Chief Compliance Officer.

Disclosures required by Applicable Law. The Portfolio, Calamos Advisors and CFS may disclose portfolio security holdings information of the Portfolio as may be required by applicable law, rule, regulation or court order. Any officer of the Portfolio, Calamos Advisors or CFS is authorized to disclose portfolio security holdings pursuant to these policies and procedures.

As part of the Portfolio’s compliance program under Rule 38a-1 under the 1940 Act, the Trust’s Chief Compliance Officer periodically will review or cause to be reviewed portfolio security holding disclosures in order to seek compliance with these policies and procedures. The board of trustees will oversee disclosures through the reporting of the Chief Compliance Officer.

The Portfolio, Calamos Advisors and CFS do not receive compensation or other consideration for the disclosure of portfolio security holdings.

INVESTMENT ADVISORY SERVICES

Investment management and administrative services are provided to the Portfolio by Calamos Advisors pursuant to an Investment Management Agreement (the “Agreement”) dated May 1, 1999. The Trust pays Calamos Advisors a fee accrued daily and paid monthly at the annual rate of 0.75% of average daily net assets. Calamos Advisors also furnishes office space, equipment and management personnel to the Trust. For more information, see the prospectus under “Management of the Portfolio.”

With respect to the Portfolio’s investments in shares of Calamos Short-Term Bond Fund, Calamos Timpani Small Cap Growth Fund, and Calamos Timpani SMID Growth Fund, Calamos Advisors agrees to waive an amount equal to the portion of the advisory fee payable to Calamos Short-Term Bond Fund, Calamos Timpani Small Cap Growth Fund, or Calamos Timpani SMID Growth Fund, respectively, that is attributable to the Portfolio’s investment in Calamos Short-Term Bond Fund, Calamos Timpani Small Cap Growth Fund, and Calamos Timpani SMID Growth Fund, as applicable, based on daily net assets.

Calamos Advisors is a wholly owned subsidiary of Calamos Investments LLC (“CILLC”). Calamos Asset Management, Inc. (“CAM”) is the sole manager of CILLC. As of December 31, 2019, approximately 22% of the outstanding interest of CILLC was owned by CAM and the remaining approximately 78% of CILLC was owned by Calamos Partners LLC (“CPL”). CPL was owned by Calamos Family Partners, Inc. (“CFP”), John P. Calamos, Sr., and John S. Koudounis. CFP was owned by members of the Calamos family, including John P. Calamos, Sr. In addition, Mr. Koudounis has the option to purchase a controlling interest in CPL upon the death or permanent disability of John P. Calamos, Sr., provided Mr. Koudounis is then serving as Chief Executive Officer of CAM and CILLC. John P. Calamos, Sr. is an affiliated person of the Portfolio and Calamos Advisors by virtue of his position as Chairman, Trustee and President of the Trust and Chairman and Global Chief Investment Officer (“Global CIO”) of Calamos Advisors. John S. Koudounis, Robert F. Behan, Thomas E. Herman, J. Christopher Jackson and Stephen Atkins are affiliated persons of the Portfolio and Calamos Advisors by virtue of their positions as Vice President; Vice President; Vice President and Chief Financial Officer; Vice President and Secretary; and Treasurer of the Portfolio, respectively, and as Chief Executive Officer; President and Head of Global Distribution; Chief Financial Officer; Senior Vice President, General Counsel and Secretary; and Senior Vice President, Head of Fund Administration of Calamos Advisors, respectively.

During the periods shown below, the Portfolio paid total advisory fees to Calamos Advisors as follows:

	FISCAL YEAR ENDED 12/31/19	FISCAL YEAR ENDED 12/31/18	FISCAL YEAR ENDED 12/31/17
Calamos Growth and Income Portfolio
Advisory Fee	$199,079	$201,819	$194,186
Waiver or Reimbursement	$0	$0	$0
Net Fee	$199,079	$201,819	$194,186

The Agreement will remain in effect from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Portfolio, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval.

The use of the name “Calamos” in the name of the Trust and in the name of the Portfolio is pursuant to licenses granted by Calamos Advisors, and the Trust has agreed to change the names to remove those references if Calamos Advisors ceases to act as investment adviser to the Portfolio.

EXPENSES. The Portfolio pays all its own operating expenses that are not specifically assumed by Calamos Advisors, including (i) fees of Calamos Advisors; (ii) interest, taxes and any governmental filing fees; (iii) compensation and expenses of the trustees, other than those who are interested persons of the Trust, Calamos Advisors or CFS; (iv) legal, audit, custodial and transfer agency fees and expenses; (v) fees and expenses related to the Portfolio’s organization and registration and qualification of the Portfolio and its shares under federal and state securities laws; (vi) expenses of printing and mailing reports, notices and proxy material to shareholders, and expenses incidental to meetings of shareholders; (vii) expenses of preparing prospectuses and of printing and distributing them to existing shareholders; (viii) insurance premiums; (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the normal course of the business of the Trust; and (x) brokerage commissions and other transaction-related costs.

TEAM APPROACH TO MANAGEMENT

CALAMOS ADVISORS employs a “team of teams” approach to portfolio management, led by the Global CIO and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers, and Associate Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross team collaboration results in what we call our Team of Teams approach.

This Team of Teams approach is further reflected in the composition of CALAMOS ADVISORS’ Investment Committee, made up of the Global CIO, the Co-CIO team, and the Global Head of Trading. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

•	Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

•	Promotes collaboration between teams; and

•	Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•	Form the firm’s top-down macro view, market direction, asset allocation, and sector/country positioning.

•	Establish firm-wide secular and cyclical themes for review.

•	Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

•	Review firm-wide, portfolio and individual security liquidity constraints.

•	Evaluate firm-wide and portfolio investment performance.

•	Evaluate firm-wide and portfolio hedging policies and execution.

•	Evaluate enhancements to the overall investment process.

John P. Calamos, Sr. is responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. R. Matthew Freund, John Hillenbrand, Eli Pars, and Jon Vacko are each Sr. Co-Portfolio Managers, and Joe Wysocki is a Co-Portfolio Manager.

The Global CIO, Sr. Co-Portfolio Managers and Co-Portfolio Manager also have responsibility for the day-to-day management of accounts other than the Portfolio. Information regarding these other accounts as of December 31, 2019 is set forth below.

Other Accounts Managed and Assets by Account Type as of December 31, 2019

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	22	21,639,402,346	7	625,657,719	3,079	2,247,406,118
R. Matthew Freund	15	11,008,666,169	1	242,584,372	2,387	1,702,637,939
John Hillenbrand	19	12,354,151,141	7	625,657,719	3,079	2,247,406,118
Eli Pars	18	20,083,408,911	7	625,657,719	2,392	1,750,801,989
Jon Vacko	19	12,354,151,141	7	625,657,719	3,079	2,247,406,118
Joe Wysocki	11	10,292,548,981	4	609,565,063	2,245	1,103,444,649

Number of Accounts and Assets for which Advisory Fee is Performance Based as of December 31, 2019

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	295,987,140	0	—	0	—
R. Matthew Freund	0	—	0	—	0	—
John Hillenbrand	2	295,987,140	0	—	0	—
Eli Pars	2	295,987,140	0	—	0	—
Jon Vacko	2	295,987,140	0	—	0	—
Joe Wysocki	0	—	0	—	0	—

Each Co-Portfolio Manager may invest for his own benefit in securities held in brokerage and mutual fund accounts. The information shown in the table does not include information about those accounts where the Co-Portfolio Manager or members of his family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos Advisors or any of its affiliates.

The Portfolio’s Co-Portfolio Managers are responsible for managing both the Portfolio and other accounts, including separate accounts and funds not required to be registered under the 1940 Act.

Other than potential conflicts between investment strategies, the side-by-side management of both the Portfolio and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Portfolio and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Portfolio in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case the Portfolio may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

As of December 31, 2019, John P. Calamos, Sr., our Global CIO, aside from distributions arising from his ownership from various entities, receives all of his compensation from Calamos Advisors. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and an annual bonus, both components payable in cash. Similarly, Mr. Calamos is eligible for a Long-Term Incentive (“LTI”). The LTI program at Calamos Advisors currently consists of deferred bonus payments, which fluctuate in value over time based upon either: (1) the performance of certain managed investment products for investment professionals (“Mutual Fund Incentive Awards”); or (2) the overall value of the firm for non-investment professionals (“Company Incentive Awards”).

As of December 31, 2019, John Hillenbrand, R. Matthew Freund, Eli Pars, Jon Vacko, and Joe Wysocki receive all of their compensation from Calamos Advisors. receive all of their compensation from Calamos Advisors. These individuals each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and are eligible for discretionary Mutual Fund Incentive Awards. Additionally, Messrs. Hillenbrand and Pars have received additional compensation awards in prior years.

The amounts paid to all Portfolio Managers, together with the criteria utilized to determine such amounts, are benchmarked against industry specific data provided by third party analytical agencies. This compensation structure considers annually the performance of the various strategies managed by the Portfolio Managers, among other factors, including, without limitation, the overall performance of the firm.

At December 31, 2019, no Portfolio Manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2)  under the 1934 Act) shares of the Portfolio.

PURCHASING AND REDEEMING SHARES

Shares of the Portfolio may not be purchased or redeemed directly by individual Variable Contract owners. Purchases and redemptions are discussed in the prospectus. The Portfolio may suspend the right of redemption during any period when (a) trading on the NYSE is restricted, as determined by the Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of the Portfolio’s securities or valuation of the net assets of the Portfolio not reasonably practicable.

Because shares of the Portfolio are offered to separate accounts supporting variable annuity contracts and separate accounts supporting variable life insurance contracts, a potential for certain conflicts may exist between the interests of owners of variable annuity contracts and owners of variable life insurance contracts. Likewise, in the event that shares of the Portfolio are offered to qualified pension and retirement plans, a potential for certain conflicts may exist between the interest of variable annuity contract owners, variable life insurance contract owners and plan participants. The Trust does not currently foresee any disadvantage to owners of either variable annuity contracts or variable life insurance contracts arising from the fact that shares of the Portfolio might be held by such entities. The Trust’s board of trustees, however, will monitor the Portfolio in order to identify any material irreconcilable conflicts of interest that may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.

ANTI-MONEY LAUNDERING COMPLIANCE

The Portfolio is required to comply with various anti-money laundering laws and regulations. Consequently, the Portfolio may request additional information to verify a shareholder’s identity. If at any time the Portfolio believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Portfolio may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Portfolio also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Portfolio to inform the shareholders that it has taken the actions described above. The Participating Insurance Companies must also comply with anti-money laundering laws. Please refer to your insurance company contract or insurance product prospectus for details on additional anti-money laundering procedures that may apply to your account.

NET ASSET VALUE

The Portfolio’s share price, or NAV, is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open. The NYSE is regularly closed on New Year’s Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.

The Portfolio’s NAV per share is calculated in accordance with Rule 22c-1 of the 1940 Act by dividing the pro rata share of the value of all of the securities and other assets of the Portfolio, less its liabilities, by the number of Portfolio shares outstanding. When shares are purchased or sold, the order is processed at the next NAV that is calculated on a day when the NYSE is open for trading, after receiving a purchase or sale order. Because the Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on days when the Portfolio does not price its shares, the Portfolio’s NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.

VALUATION PROCEDURES

The valuation of the Portfolio’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees. Securities for which market quotations are readily available will be valued using the market value of those securities. Securities for which market quotations are not readily available will be fair valued in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees. The method by which a security may be fair valued will depend on the type of security and the circumstances under which the security is being fair valued.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Portfolio determines its NAV. Securities traded in the OTC market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Portfolio determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each OTC option that is not traded through the OCC is valued either by an independent pricing agent or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed-income securities and certain convertible preferred securities, are generally traded in the OTC market and are valued by independent pricing services or by dealers who make markets in such securities. Valuations of such fixed income securities and certain convertible preferred securities, consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or OTC prices.

Trading on European and Far Eastern exchanges and OTC markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or OTC markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

REDEMPTION-IN-KIND

The Portfolio has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in-kind of liquid securities. If a redemption is made in-kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.

DISTRIBUTOR

CFS, a broker-dealer, serves as distributor for the Portfolio, subject to change by a majority of the “non-interested” trustees at any time. CFS is located at 2020 Calamos Court, Naperville, Illinois 60563-1493. CFS is an indirect subsidiary of CAM. CFS is responsible for all purchases, sales, redemptions and other transfers of shares of the Portfolio without any charge to the Portfolio or Participating Insurance Companies or Retirement Plans purchasing the Portfolio’s shares. However, each Variable Contract imposes its own charges and fees on owners of the Variable Contract and may impose such charges on participants in a Retirement Plan. CFS is also responsible for all expenses incurred in connection with its performance of services for the Portfolio, including, but not limited to, personnel, office space and equipment, telephone, postage and stationery expenses. CFS has the exclusive right to distribute shares of the Portfolio and the shares are offered on a continuous basis. The obligation of CFS is an agency or “best efforts” arrangement, which does not obligate CFS to sell any stated number of shares.

PORTFOLIO TRANSACTIONS

Calamos Advisors is responsible for decisions to buy and sell securities for the Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions.

Portfolio transactions on behalf of the Portfolio effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price the Portfolio pays usually includes an undisclosed dealer commission or mark-up. For securities purchased in an underwritten offering, the price the Portfolio pays includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In executing portfolio transactions, Calamos Advisors uses its best efforts to obtain for the Portfolio the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos Advisors considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

In allocating the portfolio brokerage transactions to unaffiliated broker-dealers, Calamos Advisors may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. Although Calamos Advisors believes these services have substantial value, they are considered supplemental to Calamos Advisors’ own efforts in performing its duties under the management agreement.

Calamos Advisors does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Calamos Advisors does, however, have internal procedures for allocating transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Calamos Advisors has entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Calamos Advisors with research or brokerage services, as permitted under Section 28(e) of the Exchange Act. CCAs allow Calamos Advisors to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Calamos Advisors are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Calamos Advisors and such research may not necessarily be used by Calamos Advisors in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services.

As permitted by Section 28(e) of the 1934 Act, Calamos Advisors may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Portfolio in excess of the commission that another broker-dealer would have charged for effecting that transaction if Calamos Advisors believes the amount to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos Advisors may indirectly benefit from the availability of these services to Calamos Advisors, and the Portfolio may indirectly benefit from services available to Calamos Advisors as a result of research services received by Calamos Advisors through transactions for other clients. In addition, Calamos Advisors may execute portfolio transactions for the Portfolio, to the extent permitted by law, through broker-dealers affiliated with the Portfolio, Calamos Advisors, CFS, or other broker-dealers distributing shares of the Portfolio if it reasonably believes that the combination of price and execution is at least as favorable as with unaffiliated broker-dealers, and in such transactions any such broker-dealer would receive brokerage commissions paid by the Portfolio.

In certain cases, Calamos Advisors may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as “mixed use” products. In each case, Calamos Advisors makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination is based upon the time spent by Calamos Advisors personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by Calamos Advisors through brokerage commissions generated by transactions of its clients, including the Portfolio. Calamos Advisors pays the provider in cash for the non-research portion of its use of these products or services.

For the fiscal years ended December 31, 2017, 2018, and 2019, the following table shows information regarding portfolio transactions for the Portfolio. During those years, the Portfolio did not execute any trades through or pay any commissions to CFS.

YEAR ENDED DECEMBER 31,	AGGREGATE PRINCIPAL AMOUNT OF ALL PORTFOLIO TRANSACTIONS	AGGREGATE BROKERAGE COMMISSIONS PAID TO ALL BROKERS*
2019	$12,787,834	$13,271
2018	$12,474,853	$13,142
2017	$17,723,895	$15,819

*	Excluding the gross underwriting spread on securities purchased in underwritten public offerings.

During the fiscal year ended December 31, 2019, the Portfolio paid $1,948 (14.7% of aggregate commissions) in brokerage commissions to brokers who furnished research services to the Portfolio.

During the fiscal year ended December 31, 2019, the Portfolio acquired securities of certain of the Portfolio’s regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent entities. The following table lists the name of those brokers or dealers and the value of the Portfolio’s aggregate holdings of the securities of that party as of December 31, 2019.

BROKER OR DEALER	AGGREGATE VALUE OF SECURITIES HELD
JP Morgan Chase & Company	$464,899
Bank of America Corp.	$367,521
JPMorgan Chase Bank, N.A.	$232,368
Citigroup, Inc.	$226,488
JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)	$167,237
Goldman Sachs Group, Inc.	$113,815
Morgan Stanley	$105,563

TAXATION

The following is only a summary of certain U.S. federal income tax considerations. The summary is not intended to present a detailed or complete explanation of all aspects of federal income taxation or as a substitute for careful tax planning. Investors are urged to consult their tax advisors with specific reference to their own tax situations and on any specific question of federal, state, local, foreign and other applicable tax law before investing in the Portfolio.

SHARES OF THE PORTFOLIO ARE OFFERED TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES THAT FUND VARIABLE CONTRACTS AND MAY BE OFFERED TO CERTAIN RETIREMENT PLANS. SEE THE DISCLOSURE DOCUMENTS FOR THE VARIABLE CONTRACTS OR THE PLAN DOCUMENTS (INCLUDING THE SUMMARY PLAN DESCRIPTION) FOR THE RETIREMENT PLANS FOR A DISCUSSION OF THE SPECIAL TAXATION OF INSURANCE COMPANIES WITH RESPECT TO THE SEPARATE ACCOUNTS AND THE VARIABLE CONTRACTS, AND THE HOLDERS THEREOF, OR THE SPECIAL TAXATION OF RETIREMENT PLANS AND THE PARTICIPANTS THEREIN.

The discussion below is generally based on the assumption that Portfolio shares issued to Participating Insurance Company separate accounts will be respected as owned by them. If this were not the case, holders of Variable Contracts funded by such separate accounts would be currently taxed on Portfolio distributions, and on the proceeds of any redemption of Portfolio shares, under applicable federal income tax rules that may not be described herein. Shareholders of the Portfolio will consist of Participating Insurance Company separate accounts or Retirement Plans; as a result, no attempt is made herein to describe the federal tax considerations for other types of shareholders.

The Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and intends each year to qualify and to be eligible to be treated as such, so as not to be subject to U.S. federal income tax on its net investment income and capital gain that it distributes to shareholders in a timely manner in the form of dividends (including capital gain dividends).

The Portfolio must meet several requirements to qualify for the special tax treatment accorded regulated investment companies and their shareholders. These requirements include the following: (1) at least 90% of the Portfolio’s gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) net income derived from interests in “qualified publicly traded partnerships”; (2) diversify its holdings so that, at the close of each quarter of the Portfolio’s taxable year, (a) at least 50% of the market value of the Portfolio’s total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio’s total assets and no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Portfolio’s total assets is invested, including through corporations in which the Portfolio owns a 20% or more voting stock interest, (i) in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of two or more issuers controlled by the Portfolio and engaged in the same, similar, or related trades or businesses, or (ii) in the securities of one or more qualified publicly traded partnerships; and (3) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In order for the Portfolio to qualify for the special tax treatment accorded a regulated investment company, the Trust may, in its business judgment, restrict the Portfolio’s ability to enter into stock index futures contracts or options on such futures contracts or engage in short-term trading and transactions in securities (including stock index futures contracts and options on such futures contracts). For the same reason, the Trust may, in its business judgment, require the Portfolio to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so.

To permit shareholders to qualify for “look-through” treatment pursuant to Section 817(h) of the Code, the only shareholders of the Portfolio will be insurance companies, their separate accounts that fund variable insurance contracts and, subject to the satisfaction of certain conditions, the trustees of a qualified pension or retirement plan. The prospectus that describes a particular variable insurance contract discusses the taxation of separate accounts and the owner of the particular variable insurance contract.

The Portfolio intends to comply with the requirements of Section 817(h) and the regulations issued thereunder which impose certain diversification requirements affecting the securities in which the Portfolio may invest. These diversification requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M of the Code and the 1940 Act.

In order to comply with the current or future requirements of section 817(h) (or related provisions of the Code), the Trust may be required, among other things, to alter the investment objectives of the Portfolio. No such change of investment objectives will take place without notice to the shareholders of the Portfolio, the approval of a majority of the outstanding voting shares, and the approval of the Commission, to the extent legally required.

The IRS has indicated that a degree of investor control over the investment options underlying a Variable Contract may interfere with the tax-deferred treatment of such Variable Contracts. The Treasury Department has issued rulings addressing the circumstances in which a Variable Contract holder’s control of the investments of the separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the holder is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the holder’s gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more regulated investment companies is whether a regulated investment company’s investment strategies are sufficiently broad to prevent a Variable Contract holder from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. The Portfolio has an investment objective and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks and financial services stocks).

The above discussion addresses only one of several factors that the IRS considers in determining whether a Variable Contract holder has an impermissible level of investor control over a separate account. Variable Contract holders should consult with the insurance company that issued their Variable Contract and their own tax advisors, as well as the prospectus relating to their particular Variable Contract, for more information concerning this investor control issue.

In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of the Portfolio as described above, including retroactively. In addition, there can be no assurance that the Portfolio will be able to continue to operate as currently described, or that the Portfolio will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing Variable Contract owners to be considered the owners of the shares of the Portfolio.

The Portfolio’s investment in foreign securities or currencies may subject it to withholding or other taxes imposed by foreign countries. The investment yield of the Portfolio will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes, but may not be able to claim a foreign tax credit or deduction for these foreign taxes. Equity investments in certain passive foreign investment companies may subject the Portfolio to U.S. Federal income tax and interest charges, and the investment yield of the Portfolio will be reduced by these tax and interest charges. Shareholders will bear the cost of these tax and interest charges, but will not be able to claim a deduction for these amounts.

If the Portfolio were to fail to qualify as a regulated investment company, accorded special tax treatment for any year, (1) the Portfolio (a) would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, thereby reducing the yield on an investment in the Portfolio, and (b) the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying for treatment as a regulated investment company, and (2) owners of Variable Contracts supported by the Portfolio would be required to include in ordinary income any income accrued under their Variable Contracts for the current and all prior taxable years and would thereby lose the benefit of tax deferral. In addition, if the Portfolio were to fail to comply with the diversification requirements of Section 817(h) or the regulations thereunder, owners of Variable Contracts supported by the Portfolio would be required to include in ordinary income any income accrued under their Variable Contracts for the current and all prior taxable years and would thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by Calamos Advisors and it is intended that the Portfolio will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return achieved by the Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what Calamos Advisors might otherwise believe to be desirable.

CERTAIN SHAREHOLDERS

The following table shows the only persons known to own beneficially (as determined in accordance with Rule 13d-3 under the 1934 Act) 5% or more of the outstanding shares of the Portfolio at March 31, 2020.

SHAREHOLDER	NUMBER OF SHARES	PERCENTAGE (%) OF OUTSTANDING SHARES OF THE PORTFOLIO
KANSAS CITY LIFE INSURANCE CO. ATTN ACCOUNTING OPERATIONS – VARIABLE PO BOX 219139 KANSAS CITY MO 64121-9139	1,202,133.612	73.30%

TIAA-CREF LIFE INSURANCE CO. 8500 ANDREW CARNEGIE BLVD MAIL CODE — E3/N6 CHARLOTTE NC 28262-8500	251,062.975	15.31%

ANNUITY INVESTORS LIFE INSURANCE CO. 525 VINE ST CINCINNATI OH 45202-3121	186,722.273	11.39%

PAYMENTS TO INTERMEDIARIES

Calamos Advisors and its affiliates, from their own resources, may make payments to certain intermediaries for administrative, marketing or distribution services. For instance, Calamos Advisors and its affiliates may make payments to a Participating Insurance Company for services based on the value of the shares of the portfolio held by accounts of that company. Calamos Advisors currently pays Kansas City Life Insurance Company and Annuity Investors Life Insurance Company at the annual rate of 0.15% of the average daily net asset value of the shares held by the accounts of that company.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (“State Street”), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130, is the custodian for the Portfolio’s assets. The custodian is responsible for holding all of the Portfolio’s cash and securities, directly or through a book entry system, delivering and receiving payment for securities sold by the Portfolio, receiving and paying for securities purchased by the Portfolio, collecting income from investments of the Portfolio and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by the Portfolio, payment of dividends or payment of expenses of the Portfolio.

U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201, serves as a transfer agent and dividend paying agent for the Portfolio.

SECURITIES LENDING

The board has approved the Portfolio’s participation in a securities lending program. Under the securities lending program, the Portfolio has retained its custodian, State Street, to serve as the Portfolio’s securities lending agent. The Portfolio will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The board of trustees periodically reviews information on the Portfolio’s securities lending program.

For the fiscal year ended December 31, 2019, State Street, acting as agent for the Portfolio, provided the following services to the Portfolio in connection with the Portfolio’s securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring applicable minimum spread requirements, lending limits and the value of the loaned securities and collateral received; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Portfolio; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Portfolio from borrowers; (vii) negotiating the terms of each loan of securities, including, but not limited to, the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the State Street Securities Lending Agreement ; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) recordkeeping and accounting servicing; (x) monitoring dividend activity; (xi) material proxy votes relating to loaned securities as well as recall of securities on loan for Portfolio to vote proxies; (xii) arranging for return of loaned securities to the Portfolio at loan termination; and (xiii) preparation of and modification to ancillary lending documents.

Lending securities enables the Portfolio to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a Portfolio’s securities must deposit acceptable collateral with the Portfolio’s custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities, including obligations issued or guaranteed by its agencies or instrumentalities, U.S. mortgage backed securities, U.K. government securities, Eurozone government securities and irrevocable letters of credit that meet certain guidelines. The Portfolio will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned.

The Portfolio may reinvest any cash collateral in money market investments or other investments subject to guidelines approved by the Adviser and the board of trustees. The cash collateral investments are not guaranteed, and may lose money. The Portfolio retains authority to terminate any of its loans at any time. The Portfolio may terminate a loan and regain record ownership of loaned securities to exercise ownership rights, such as voting and subscription rights, when regaining such rights is considered to be in the Portfolio’s interest.

In the event of bankruptcy or other default of the borrower, the Portfolio may be unable to recover the loaned securities or could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Portfolio seeks to enforce its rights thereto, and the Portfolio could experience subnormal levels of income or lack of access to income during that period. The Portfolio also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

The net securities lending revenue is shared by the lending agent and the Portfolio. The securities lending revenue “split” between the Portfolio and the lending agent was determined based on the Adviser’s review of competitive industry information. The Adviser and the board will periodically review the “split” between the lending agent and the Portfolio.

For the fiscal year ended December 31, 2019, the income earned by the Portfolio as well as the fees and/or compensation paid by the Portfolio (in dollars) pursuant to the Securities Lending Authorization Agreement between the Adviser, on behalf of the Portfolio, and State Street were as follows:

Portfolio	Gross income earned by the Portfolio from securities lending activities[1]	Fees and / or compensation paid by the Portfolio for securities lending activities and related services[2]	Aggregate fees / compensation paid by the Portfolio for securities lending activities	Net income from securities lending activities[3]
Calamos Growth and Income Portfolio	$7,444	$1,117	$1,117	$6,327

[1]

Includes income from cash collateral reinvestment, and may also include: negative rebates; loan fees paid by borrowers when collateral is noncash; management fees from a pooled cash collateral reinvestment vehicle that are deducted from the vehicle’s assets before income is distributed; and any other income.

[2]	Includes fees paid to State Street from a revenue split.
[3]	Represents “Gross income earned by the Portfolio from securities lending activities” minus the values of “Aggregate fees/compensation paid by the Portfolio for securities lending activities.”

FUND ACCOUNTING AND FINANCIAL ACCOUNTING AGENT

The Portfolio has an agreement with Ernst & Young LLP (“EY”) located at 155 N. Wacker Drive, Chicago, IL 60606 to provide certain tax services. The tax services include the following: calculating, tracking and reporting tax adjustments on all assets of the Portfolio, including but not limited to contingent debt and preferred trust obligations; preparing excise tax and fiscal year distribution schedules; preparing tax information required for financial statement footnotes; preparing state and federal income tax returns; preparing specialized calculations of amortization on convertible securities; preparing year-end dividend disclosure information; providing treaty-based foreign withholding tax reclaim services; providing certain global compliance and reporting services; providing a match service and analysis of the “passive foreign investment company status of foreign corporate entities; and providing services related to corporate actions that may or may not have a tax impact on the Portfolio’s holdings. For the fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017, The Portfolio paid EY $1,147, $0, and $0, respectively, for tax services.

Under the arrangements with State Street located at One Iron Street, Boston, MA 02111 to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating net asset value; providing selected general ledger reports; preferred share compliance; calculating total returns; and providing monthly distribution analysis to the Portfolio. For the fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017, the Portfolio paid State Street $13,137, $8,581 and $18,368, respectively, for fund accounting services. The Portfolio have also entered into an agreement with State Street pursuant to which State Street provides certain administration treasury services to the Portfolio. These services include: monitoring the calculation of expense accrual amounts for the Portfolio and making any necessary modifications; managing the Portfolio’ expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for the Portfolio; preparing financial reporting statements for the Portfolio; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds. For the fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017, the Portfolio paid State Street $2,284, $388, and $0, respectively, for administration services. Under a prior agreement for administration services, the Portfolio paid the previous service provider $0, $10,714 and $3,007 or the fiscal years ended, December 31, 2019, December 31, 2018 and December 31, 2017, respectively.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, an independent registered public accounting firm, is the Trust’s independent auditor and is located at 111 South Wacker Drive, Chicago, Illinois, 60606. Deloitte & Touche LLP audits and reports on the Portfolio’s annual financial statements and performs audit, audit-related and other services when approved by the Trust’s audit committee.

SHAREHOLDER INFORMATION

Under the terms of the Agreement and Declaration of Trust, the trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees and the trustees may divide the shares of any series into two or more classes of shares of that series. As of the date of this Statement of Additional Information, the Trust has one series in operation. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. In the future, the board of trustees may authorize the issuance of shares of additional series and additional classes of shares of any series.

The Portfolio’s shares are entitled to participate pro rata in any dividends and other distributions declared by the Trust’s board of trustees with respect to shares of the Portfolio. All shares of the Portfolio have equal rights in the event of liquidation of the Portfolio.

Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust’s obligations. However, the Trust’s Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Portfolio, which are binding only on the assets and property of the Portfolio. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of a Portfolio’s assets of all losses and expenses of any Portfolio shareholder held personally liable for the Portfolio’s obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, because it is limited to circumstances in which the disclaimer is inoperative and the Portfolio itself is unable to meet its obligations.

VOTING RIGHTS

Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement.

Under current interpretations of the 1940 Act, the Portfolio expects that Participating Insurance Company shareholders will offer variable contract holders the opportunity to instruct them as to how Portfolio shares attributable to such contracts will be voted with respect to matters to be voted upon. The separate prospectuses describing the Variable Contracts include additional disclosure of how contract holder voting rights are computed.

FINANCIAL STATEMENTS

Audited financial statements and financial highlights for the Portfolio for the fiscal year ended December 31, 2019, including the Report of the Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the Trust’s annual report to shareholders on Form N-CSR. See the back cover of the Portfolio’s prospectus for information on how to obtain the Trust’s annual report to shareholders.

APPENDIX — DESCRIPTION OF RATINGS1

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Calamos Advisors believes that the quality of debt securities in which the Portfolio invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and S&P Global Ratings, a division of The McGraw-Hill Companies (“S&P Global”).

MOODY’S GLOBAL SHORT-TERM RATING SCALE

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

MOODY’S GLOBAL LONG-TERM RATING SCALE

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

[1]

The ratings indicated herein are believed to be the most recent ratings available at the date of this prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the rating indicated do not necessarily represent ratings which will be given to these securities on the date of the Portfolio’s fiscal year-end.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

S&P LONG-TERM ISSUE CREDIT RATINGS*

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment – the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by S&P Global. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

NR—This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Ratings

S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

PART C OTHER INFORMATION

ITEM 28. EXHIBITS

(a)(1)	Second Amended and Restated Agreement and Declaration of Trust, dated March 30, 2006 (3).

(a)(2)	Amendment No. 1 to Second Amended and Restated Agreement and Declaration of Trust, dated August 24, 2006 (7).

(a)(3)	Amendment No. 2 to Second Amended and Restated Agreement and Declaration of Trust, dated September 1, 2006 (7).

(b)	Amended and Restated Bylaws, dated September 22, 2015 (9).

(c)	See Articles IV and V of Exhibit (a)(1), above.

(d)	Management Agreement with Calamos Asset Management, Inc. dated May 1, 1999 (2).

(e)	Distribution Agreement with Calamos Financial Services, Inc. dated May 1, 1999 (2).

(f)	None

(g)(1)	Master Custodian Agreement with State Street Bank and Trust Company, dated September 11, 2009 (6).

(h)(1)	Master Services Agreement, dated as of March 15, 2004, with State Street Bank and Trust Company (3).

(h)(2)	Notification of Additional Funds, dated March 31, 2006, pursuant to Master Services Agreement, dated as of March 15, 2004 (3).

(h)(3)	Letter Agreement, dated March 15, 2004, with State Street Bank and Trust Company (3).

(h)(4)	Letter Agreement, dated October 31, 2004, with State Street Bank and Trust Company (3).

(h)(5)	Letter Agreement, dated March 31, 2006, with State Street Bank and Trust Company (3).

(h)(6)	Amended and Restated Transfer Agent Servicing Agreement by and among Calamos Investment Trust, Calamos Advisors Trust and U.S. Bancorp Fund Services, LLC dated January 1, 2017 (10).

(h)(7)	Amendment, dated July 5, 2017, to Amended and Restated Transfer Agent Servicing Agreement by and among Calamos Investment Trust, Calamos Advisors Trust and U.S. Bancorp Fund Services, LLC dated January 1, 2017 (11).

(h)(8)	Amendment, dated June 29, 2018, to Amended and Restated Transfer Agent Servicing Agreement by and among Calamos Investment Trust, Calamos Advisors Trust and U.S. Bancorp Fund Services, LLC dated January 1, 2017 (12).

(h)(9)	Amendment, dated March 12, 2019, to Amended and Restated Transfer Agent Servicing Agreement by and among Calamos Investment Trust, Calamos Advisors Trust and U.S. Bancorp Fund Services, LLC dated January 1, 2017 (12).

(h)(10)	Use of Name Agreement, dated May 1, 1999 (1).

(h)(11)	Advisory Fee Waiver Agreement, dated September 21, 2007, with Calamos Advisors LLC (4).

(h)(12)	Administration Agreement, effective November 1, 2018, with State Street Bank and Trust Company (12).

(h)(13)	Services Agreement, effective November 1, 2018, with Ernst & Young LLP (12).

(i)	Opinion and Consent of Ropes & Gray LLP (filed herewith).

(j)	Consent of Independent Registered Public Accounting firm (filed herewith).

(k)	None

(l)	Subscription Agreement (1).

(m)	None

(n)	None

(o)	[Item Omitted]

(p)	Amended Code of Ethics and Insider Trading Policy, dated September 25, 2019 (filed herewith).

(q)(1)	Powers of Attorney (for John E. Neal, William R. Rybak, Stephen B. Timbers, David D. Tripple) (8).

(q)(2)	Power of Attorney (for Virginia G. Breen) (9).

(q)(3)	Power of Attorney (for Lloyd A. Wennlund) (12).

(q)(4)	Power of Attorney (for Karen L. Stuckey and Christopher M. Toub) (filed herewith).

(1)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on March 26, 1999.
(2)	Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrants’ Registration Statement on Form N-1A filed April 27, 2001.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A filed April 26, 2006.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A filed April 30, 2008.
(5)	Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A filed April 30, 2009.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A filed April 30, 2010.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A filed April 24, 2014.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A filed April 24, 2015.
(9)	Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed April 27, 2016.
(10)	Incorporated herein by reference to Post-Effective Amendment No. 108 to Calamos Investment Trust’s Registration Statement on Form N-1A filed February 27, 2017.
(11)	Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A filed April 18, 2018.
(12)	Incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A filed April 16, 2019.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

As of March 31, 2020, 73.3% of Registrant’s shares were owned by Kansas City Life Insurance Company, a stock life insurance company domiciled in Missouri, and its separate investment accounts, “Kansas City Life Variable Annuity Separate Account” and “Kansas City Life Variable Life Separate Account.” The purchasers of insurance contracts and annuity contracts issued in connection with such accounts will have the right to instruct Kansas City Life with respect to the voting of the Registrant’s shares held by the separate accounts.

ITEM 30. INDEMNIFICATION

Article VI of the agreement and declaration of trust of Registrant (exhibit (a) to this registration statement, which is incorporated herein by reference) provides that the Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as a “Covered Person”]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a trustee or officer, director or trustee, except with respect to any matter as to which it has been determined in one of the manners described below, that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (either and both of the conduct described in (i) and (ii) being referred to hereafter as “Disabling Conduct”).

A determination that a Covered Person is not entitled to indemnification due to Disabling Conduct may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of trustees who are neither “interested persons” of the Trust as defined in section 2 (a)(19) of the Investment Company Act of 1940 nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under Article VI of the agreement and declaration of trust and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Party ultimately will be found entitled to indemnification.

The registrant, its trustees and officers, its investment adviser, the other investment companies advised by the adviser and certain persons affiliated with them are insured, within the limits and subject to the limitations of the insurance, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings. The insurance expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The information in the statement of additional information under the captions “Management — Trustees and Officers” and “Investment Advisory Services” is incorporated by reference.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)	Calamos Financial Services LLC (“CFS”) serves as principal underwriter for the Calamos Investment Trust and the Calamos Advisors Trust.

(b)	Information on the officers of CFS is set forth below. CFS does not have any directors. The principal business address for all named persons is 2020 Calamos Court, Naperville, Illinois 60563.

Name	Positions and Offices with Underwriter	Positions and Offices with Registrant
Michael L. Gallagher	Principal Executive Officer	None

Robert F. Behan	President, Head of Global Distribution	Vice President

Christian A. Helmetag	Vice President, Financial Operation Principal	None

J. Christopher Jackson	Senior Vice President, General Counsel and Secretary	Vice President and Secretary

Jacqueline Sinker	Vice President and Chief Compliance Officer	None

(c)

There are no commissions or other compensation received from the Registrant directly or indirectly, by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

All such accounts, books and other documents are maintained (i) at the offices of the Registrant, at the offices of the Registrant’s investment adviser, Calamos Advisors LLC, and Calamos Financial Services LLC, the Registrant’s principal underwriter, 2020 Calamos Court, Naperville, Illinois 60563, (ii) at the offices of the custodian, State Street Bank and Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, MA, 02117-9130, or (iii) at the offices of the transfer agent, U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201.

ITEM 34. MANAGEMENT SERVICES

None

ITEM 35. UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for the effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 32 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Naperville and State of Illinois, on the 17th day of April, 2020.

CALAMOS ADVISORS TRUST

By:	/s/ John P. Calamos, Sr.
John P. Calamos, Sr.

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 32 to the registration statement has been signed below on April 17, 2020 by the following persons in the capacities indicated.

Name	Title
/s/ John P. Calamos, Sr. John P. Calamos, Sr.	Trustee and President (principal executive officer)

/s/ John E. Neal* John E. Neal	Trustee

/s/ William R. Rybak* William R. Rybak	Trustee

/s/ Karen L. Stuckey* Karen L. Stuckey	Trustee

/s/ Christopher M. Toub* Christopher M. Toub	Trustee

/s/ Virginia G. Breen* Virginia G. Breen	Trustee

/s/ Lloyd A Wennlund* Lloyd A. Wennlund	Trustee

/s/ Thomas E. Herman Thomas E. Herman	Vice President and Chief Financial Officer

*

John P. Calamos, Sr. signs this document pursuant to powers of attorney filed in Post-Effective Amendment Nos. 22, 24 and 30 to Registrant’s Registration Statement on Form N-1A, filed on April 24, 2015, April 27, 2016, and April 16, 2019 respectively, and as filed herewith.

EXHIBIT INDEX

(i)	Opinion and Consent of Ropes & Gray LLP.

(j)	Consent of Independent Registered Public Accounting Firm.

(p)	Amended Code of Ethics and Insider Trading Policy, dated September 25, 2019.

(q)(4)	Power of Attorney (for Karen L. Stuckey and Christopher M. Toub).